FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                     Corporate Legislation
ITR - QUARTERLY INFORMATION                 03/31/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code      2 - Corporate Name                         3 - CNPJ
00327-1           CIA FORCA E LUZ CATAGUAZES LEOPOLDINA      19.527.639/0001-58
--------------------------------------------------------------------------------



                               FILING CERTIFICATE




                             Date of filling:  05/14/2004
                            Person in charge:  Carlos Aurelio Martins Pimentel
              Area Code and Telephone Number:  032      3429-6226
              Quantity of diskettes produced:  1






                             Mauricio Perez Botelho

                           Investor Relations Director



                 -----------------------------------------------
                                    SIGNATURE

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

--------------------------------------------------------------------------------
REGISTRATION WITH CVM DOES NOT IMPLY ANY ANALYSIS OF THE COMPANY, AND THE COMPANY'S ADMINISTRATORS REMAIN LIABLE FOR THE VERACITY OF THE INFORMATION RENDERED.
--------------------------------------------------------------------------------

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code      2 - Corporate Name                         3 - CNPJ
00327-1           CIA FORCA E LUZ CATAGUAZES-LEOPOLDINA      19.527-639/0001-58
--------------------------------------------------------------------------------
4 - NIRE
3130004099-2
--------------------------------------------------------------------------------

01.02 - HEADQUARTERS

--------------------------------------------------------------------------------
1 - Complete address                       2 - Locality or District
Praca Rui Barbosa, 80                      Centro
--------------------------------------------------------------------------------
3 - CEP               4 - Municipality            5 - UF (Federal Unit-State)
36770-901             Cataguases                  MG
--------------------------------------------------------------------------------
6 - DDD               7 - Telephone   8 - Telephone   9 - Telephone   10 - Telex
32                    3429-6000       3429-6282       3429-6226
--------------------------------------------------------------------------------
11 - DDD                12 - Fax:       13 - Fax:       14 - Fax
32                      3429-6317       3429-6480               -
--------------------------------------------------------------------------------
15 - E-mail
stockinfo@cataguazes.com.br
--------------------------------------------------------------------------------

01.03-INVESTOR RELATIONS DIRECTOR (ADDRESS FOR CORRESPONDENCE WITH THE COMPANY)

--------------------------------------------------------------------------------
1 - Name
Mauricio Perez Botelho
--------------------------------------------------------------------------------
2 - Complete Address                       3 - Locality or District
Praca Rui Barbosa, 80                      Centro
--------------------------------------------------------------------------------
4 - CEP               5 - Municipality            6 - UF
36770-901             Cataguases                  MG
--------------------------------------------------------------------------------
7 - DDD                 8 - Telephone  9 - Telephone  10 - Telephone  11 - Telex
32                      3429-6000      3429-6282      3429-6337
------------------------- ------------------------------------------------------
12 - DDD                13 - Fax       14 - Fax       15 - Fax
32                      3429-6480      3429-6317              -
------------------------- ------------------------------------------------------
16 - E-mail
mbotelho@cataguazes.com.br
--------------------------------------------------------------------------------

01.04 - ITR's REFERENCE

--------------------------------------------------------------------------------

Fiscal Year in Progress             Current Quarter                     Last Quarter
--------------------------- ------------------------------------- -------------------------------------
1-Start        2-End        3-Number    4-Start      5-End       6-Number     7-Start      8-End

--------------------------- ------------------------------------- -------------------------------------
01/01/2004  12/31/2004     1        01/01/2004   03/31/2004        4          10/01/2003   12/31/2003
--------------------------- ------------------------------------- -------------------------------------

--------------------------------------------------------------------------------
9-NAME / CORPORATE NAME OF AUDITOR              10- CVM CODE
Deloitte Touche Tohmatsu Auditores              00385-9
Independentes
--------------------------------------------------------------------------------
11-NAME OF THE RESPONSIBLE TECHNICIAN           12-CPF OF RESPONSIBLE TECHNICIAN
Iara Pasian                                     011.207.508-81
--------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code      2 - Corporate Name                         3 - CNPJ
00327-1           CIA FORCA E LUZ CATAGUAZES LEOPOLDINA      19.527.639/0001-58
--------------------------------------------------------------------------------

01.05 - COMPOSITION OF SHARE CAPITAL

------------------------------- ------------------------- ---------------------------- ----------------------------
Number of Shares                             1                            2                            3
      (Thousand)                       03/ 31/ 2004                 12/ 31/ 2003                 03/ 31/ 2003
------------------------------- ------------------------- ---------------------------- ----------------------------
Paid in Capital
------------------------------- ------------------------- ---------------------------- ----------------------------
1 - Common shares                             51,218,232                   51,218,232                   48,662,898
------------------------------- ------------------------- ---------------------------- ----------------------------
2 - Preferred shares                          82,645,663                   82,645,663                   78,534,330
------------------------------- ------------------------- ---------------------------- ----------------------------
3 - Total                                    133,863,895                  133,863,895                  127,197,228
------------------------------- ------------------------- ---------------------------- ----------------------------
Treasury Shares
------------------------------- ------------------------- ---------------------------- ----------------------------
4 - Common shares                                 16,555                       16,555                       16,555
------------------------------- ------------------------- ---------------------------- ----------------------------
5 - Preferred shares                           2,608,274                    2,608,274                    2,608,274
------------------------------- ------------------------- ---------------------------- ----------------------------
6 - Total                                      2,624,829                    2,624,829                    2,624,829
------------------------------- ------------------------- ---------------------------- ----------------------------

01.06 - COMPANY FEATURES

--------------------------------------------------------------------------------
1 - Type of Company
Commercial, Industrial and Other Business
--------------------------------------------------------------------------------
2 - Status
Operational
--------------------------------------------------------------------------------
3 - Nature of Stockholding Control
Private National Company
--------------------------------------------------------------------------------
4 - Business Code
1170000 - Participation and Management
--------------------------------------------------------------------------------
5 - Main Activity
Electric Energy
--------------------------------------------------------------------------------
6 - Type of Consolidation
Total
--------------------------------------------------------------------------------
7 - Type of Auditors Report
Without Exceptions
--------------------------------------------------------------------------------

01.07 - COMPANIES NOT INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS
---------------------------------------- -------------------------------------- --------------------------------------
1 - Item                                 2 - CNPJ                               3 - Corporate Name
---------------------------------------- -------------------------------------- --------------------------------------

01.08 - Cash Gains Deliberated and / or Paid During and After the Quarter

------------ ---------- ---------------- --------------------------- -------------- --------------- -------------------
1-Item       2-Event    3 - Approval     4 - Gain                    5 - Payment    6 - Type of     7 - Value of Gain
                                                                     Start Date     Share           per share
------------ ---------- ---------------- --------------------------- -------------- --------------- -------------------
01           RCA        29/03/2004       Dividends                   04/28/2004     PNA             0,0002092
------------ ---------- ---------------- --------------------------- -------------- --------------- -------------------
02           RCA        29/03/2004       Dividends                   04/28/2004     PNA             0,0001255
------------ ---------- ---------------- --------------------------- -------------- --------------- -------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code      2 - Corporate Name                         3 - CNPJ
00327-1           CIA FORCA E LUZ CATAGUAZES LEOPOLDINA      19.527.639/0001-58
--------------------------------------------------------------------------------

01.09 - SUBSCRIBED CORPORATE CAPITAL AND ALTERATION IN THE CURRENT CORPORATE YEAR

----------- ------------------- ------------------------ ------------------- ----------------- ----------------- ------------------
1-ITEM      2- DATE OF          3-VALUE OF CORPORATE     4 - VALUE OF        5-ORIGIN OF       6-QUANTITY OF     7-PRICE OF SHARE
            ALTERATION          CAPITAL (THOUSAND        ALTERATION          ALTERATION        ISSUED SHARES     ON THE ISSUE
                                REAIS)                   (REAIS THOUSAND)                      (THOUSAND)                  (REAIS)
----------- ------------------- ------------------------ ------------------- ----------------- ----------------- ------------------

01.10 - INVESTOR RELATIONS DIRECTOR


---------------- ---------------------------------------------------------------
1-DATE           2-SIGNATURE

05/14/2004
---------------- ---------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code      2 - Corporate Name                         3 - CNPJ
00327-1           CIA FORCA E LUZ CATAGUAZES LEOPOLDINA      19.527.639/0001-58
--------------------------------------------------------------------------------

02.01 - ASSETS BALANCE SHEET (THOUSAND REAIS)

------------------------- --------------------------------------------------------- ---------------- -----------------
1 - Code                  2 - Description                                           3-03/31/2004     4-12/31/2003
------------------------- --------------------------------------------------------- ---------------- -----------------
1                         Total assets                                                      949,692           972,669
------------------------- --------------------------------------------------------- ---------------- -----------------
1.01                      Current assets                                                    120,212           154,411
------------------------- --------------------------------------------------------- ---------------- -----------------
1.01.01                   Cash on hand                                                       26,603             3,963
------------------------- --------------------------------------------------------- ---------------- -----------------
1.01.01.01                Cash and banks                                                      2,773             2,548
------------------------- --------------------------------------------------------- ---------------- -----------------
1.01.01.02                Marketable securities                                              23,830             1,415
------------------------- --------------------------------------------------------- ---------------- -----------------
1.01.02                   Credits                                                            39,338            42,180
------------------------- --------------------------------------------------------- ---------------- -----------------
1.01.02.01                Account receivable from Clients/Consumers                          39,839            38,420
------------------------- --------------------------------------------------------- ---------------- -----------------
1.01.02.02                Notes and other accounts receivable                                 4,821             5,374
------------------------- --------------------------------------------------------- ---------------- -----------------
1.01.02.03                Extraordinary tariff recovery                                       2,388             5,143
------------------------- --------------------------------------------------------- ---------------- -----------------
1.01.02.04                Allowance for doubtful accounts                                   (7,710)           (6.757)
------------------------- --------------------------------------------------------- ---------------- -----------------
1.01.03                   Stocks / Inventories                                                  377               327
------------------------- --------------------------------------------------------- ---------------- -----------------
1.01.04                   Others                                                             53,894           107,941
------------------------- --------------------------------------------------------- ---------------- -----------------
1.01.04.01                Recoverable taxes                                                  14,437             8,519
------------------------- --------------------------------------------------------- ---------------- -----------------
1.01.04.02                Prepaid expenses                                                   20,887             7,182
------------------------- --------------------------------------------------------- ---------------- -----------------
1.01.04.03                Low-Income Consumers                                                1,822             1,690
------------------------- --------------------------------------------------------- ---------------- -----------------
1.01.04.04                Others                                                             16,748            90,550
------------------------- --------------------------------------------------------- ---------------- -----------------
1.02                      Long term assets                                                  184,028           177,636
------------------------- --------------------------------------------------------- ---------------- -----------------
1.02.01                   Miscellaneous credits                                              22,462            22,959
------------------------- --------------------------------------------------------- ---------------- -----------------
1.02.01.01                Account receivable from Clients/Consumers                          16,235            16,730
------------------------- --------------------------------------------------------- ---------------- -----------------
1.02.01.02                Notes and other accounts receivable                                 6,227             6,229
------------------------- --------------------------------------------------------- ---------------- -----------------
1.02.01.03                Extraordinary tariff recovery
------------------------- --------------------------------------------------------- ---------------- -----------------
1.02.02                   Credits from related entities                                     107,265            93,267
------------------------- --------------------------------------------------------- ---------------- -----------------
1.02.02.01                Affiliates
------------------------- --------------------------------------------------------- ---------------- -----------------
1.02.02.02                Subsidiaries                                                      107,265            93,267
------------------------- --------------------------------------------------------- ---------------- -----------------
1.02.02.03                Other related entities
------------------------- --------------------------------------------------------- ---------------- -----------------
1.02.03                   Others                                                             54,301            61,410
------------------------- --------------------------------------------------------- ---------------- -----------------
1.02.03.01                Judicial deposits                                                     487               474
------------------------- --------------------------------------------------------- ---------------- -----------------
1.02.03.02                Tax credits                                                        40,006            40,006
------------------------- --------------------------------------------------------- ---------------- -----------------
1.02.03.03                Recoverable taxes                                                   1,354               928
------------------------- --------------------------------------------------------- ---------------- -----------------
1.02.03.04                Emergency Energy Rationing Program                                  9,376             9,796
------------------------- --------------------------------------------------------- ---------------- -----------------
1.02.03.05                Other                                                               3,078            10,206
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03                      Permanent assets                                                  645,452           640,622
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.01                   Investments                                                       467,563           463,189
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.01.01                Holdings in affiliates                                              9,979             9,979
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.01.01.01             Cia Industrial Cataguases                                           9,979             9,979
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.01.01.02             Cataguazes Servicos Aereos
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.01.02                Holdings in subsidiaries                                          457,418           453,027
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.01.02.01             Energisa S/A                                                      366,600           361,721
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.01.02.02             Multipar S/A                                                          753               689
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.01.02.03             Multiagro Ltda.                                                       512               603
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.01.02.04             CENF - Cia de Eletricidade de Nova Friburgo                        23,808            23,681
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.01.02.05             Goodwill premium at CENF's investment                              34,367            34,590
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.01.02.06             Telecabo S/A                                                          258               258
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.01.02.07             MCL Cabo S/A                                                           67                67
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.01.02.08             Cat-Leo Energia S/A                                                30,886            31,257
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.01.02.09             Cataguazes Servicos Aereos de Prospeccao                              167               161
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.01.03.               Other Investments                                                     166               183
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.02                   Fixed assets                                                      176,645           176,180
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.02.01                Hydraulic energy generation                                        66,608            66,563
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.02.02                Transmission system relating to generation                         13,925            13,925
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.02.03                Distribution lines, nets, substations                             255,475           253,083
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.02.04                Sales                                                               3,925             3,815
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.02.05                Management                                                         27,278            27,001
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.02.06                Fixed assets in progress                                           14,148            11,686
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.02.07                Accumulated depreciation                                        (125,231)         (121,615)
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.02.08                (-) Special Obligations                                          (79,483)          (78,278)
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.03                   Deferred                                                            1,244             1,253
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.03.01                Costs of Software acquisition                                       1,810             1,739
------------------------- --------------------------------------------------------- ---------------- -----------------
1.03.03.02                (-) Accumulated Amortization                                        (566)             (486)
------------------------- --------------------------------------------------------- ---------------- -----------------

------------------------- --------------------------------------------------------- ---------------- -----------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code      2 - Corporate Name                         3 - CNPJ
00327-1           CIA FORCA E LUZ CATAGUAZES LEOPOLDINA      19.527.639/0001-58
--------------------------------------------------------------------------------

02.02 - BALANCE SHEET LIABILITIES (THOUSAND REAIS)

------------------------- --------------------------------------------------------- ---------------- -----------------
1 - Code                  2 - Description                                           3-03/31/2004     4-12/31/2003
------------------------- --------------------------------------------------------- ---------------- -----------------
2                         Total liabilities                                                 949,692           972,669
------------------------- --------------------------------------------------------- ---------------- -----------------
2.01                      Current liabilities                                               217,100           211,650
------------------------- --------------------------------------------------------- ---------------- -----------------
2.01.01                   Loans and financing                                                50,862            48,649
------------------------- --------------------------------------------------------- ---------------- -----------------
2.01.02                   Debentures                                                         95,323            76,334
------------------------- --------------------------------------------------------- ---------------- -----------------
2.01.03                   Suppliers                                                          36,681            41,016
------------------------- --------------------------------------------------------- ---------------- -----------------
2.01.04                   Taxes, fees and contributions                                      20,520            29,604
------------------------- --------------------------------------------------------- ---------------- -----------------
2.01.04.01                VAT (ICMS) payable                                                  7,151             9,797
------------------------- --------------------------------------------------------- ---------------- -----------------
2.01.04.02                Taxes and social charges payable                                      525               519
------------------------- --------------------------------------------------------- ---------------- -----------------
2.01.04.03                Income tax withheld at the source                                     267             3,976
------------------------- --------------------------------------------------------- ---------------- -----------------
2.01.04.04                Social contribution (PIS/COFINS) payable                            5,120             4,604
------------------------- --------------------------------------------------------- ---------------- -----------------
2.01.04.05                VAT ICMS payments                                                   7,346            10,599
------------------------- --------------------------------------------------------- ---------------- -----------------
2.01.04.06                Other                                                                 111               109
------------------------- --------------------------------------------------------- ---------------- -----------------
2.01.05                   Dividends payable
------------------------- --------------------------------------------------------- ---------------- -----------------
2.01.06                   Provisions                                                          2,061             2,161
------------------------- --------------------------------------------------------- ---------------- -----------------
2.01.06.01                Vacation and salaries                                               2,061             2,161
------------------------- --------------------------------------------------------- ---------------- -----------------
2.01.07                   Debt owed to affiliates
------------------------- --------------------------------------------------------- ---------------- -----------------
2.01.08                   Others                                                             11,653            13,886
------------------------- --------------------------------------------------------- ---------------- -----------------
2.01.08.01                Salaries payable                                                       17                 0
------------------------- --------------------------------------------------------- ---------------- -----------------
2.01.08.02                Participation payable                                                 167               815
------------------------- --------------------------------------------------------- ---------------- -----------------
2.01.08.03                Consumer charges payable                                            1,351               548
------------------------- --------------------------------------------------------- ---------------- -----------------
2.01.08.04                Interest on own capital payable                                     6,216             6,216
------------------------- --------------------------------------------------------- ---------------- -----------------
2.01.08.05                Indebtedness charges payable                                        1,348             1,038
------------------------- --------------------------------------------------------- ---------------- -----------------
2.01.08.06                Low-Income Consumers                                                  544             1,587
------------------------- --------------------------------------------------------- ---------------- -----------------
2.01.08.07                Others                                                              2,010             3,682
------------------------- --------------------------------------------------------- ---------------- -----------------
2.02                      Long term liability                                               393,415           416,981
------------------------- --------------------------------------------------------- ---------------- -----------------
2.02.01                   Loans and financing                                                69,558            77,932
------------------------- --------------------------------------------------------- ---------------- -----------------
2.02.02                   Debentures                                                        158,768           160,283
------------------------- --------------------------------------------------------- ---------------- -----------------
2.02.03                   Provisions
------------------------- --------------------------------------------------------- ---------------- -----------------
2.02.04                   Debt owed to affiliates                                           131,875           142,942
------------------------- --------------------------------------------------------- ---------------- -----------------
2.02.05                   Others                                                             33,214            35,824
------------------------- --------------------------------------------------------- ---------------- -----------------
2.02.05.01                Tax payable                                                           213               232
------------------------- --------------------------------------------------------- ---------------- -----------------
2.02.05.02                Taxes payments                                                     10,682            11,970
------------------------- --------------------------------------------------------- ---------------- -----------------
2.02.05.03                Suppliers                                                           8,555             9,788
------------------------- --------------------------------------------------------- ---------------- -----------------
2.02.05.04                Other                                                              13,764            13,834
------------------------- --------------------------------------------------------- ---------------- -----------------
2.03                      Results of future periods
------------------------- --------------------------------------------------------- ---------------- -----------------
2.04                      Minority participation
------------------------- --------------------------------------------------------- ---------------- -----------------
2.05                      Net equity                                                        339,177           344,038
------------------------- --------------------------------------------------------- ---------------- -----------------
2.05.01                   Paid in capital                                                   279,977           279,977
------------------------- --------------------------------------------------------- ---------------- -----------------
2.05.01.01                Common Stock                                                      107,123           107,123
------------------------- --------------------------------------------------------- ---------------- -----------------
2.05.01.02                Preferred Stock A                                                 172,324           172,324
------------------------- --------------------------------------------------------- ---------------- -----------------
2.05.01.03                Preferred Stock B                                                     530               530
------------------------- --------------------------------------------------------- ---------------- -----------------
2.05.02                   Capital reserve                                                    31,138            31,138
------------------------- --------------------------------------------------------- ---------------- -----------------
2.05.02.01                Monetary Correction of capital                                      9,837             9,837
------------------------- --------------------------------------------------------- ---------------- -----------------
2.02.02.02                Subscription premium of shares                                      6,057             6,057
------------------------- --------------------------------------------------------- ---------------- -----------------
2.05.02.03                Special Monetary Correction                                         4,175             4,175
------------------------- --------------------------------------------------------- ---------------- -----------------
2.05.02.04                Remuneration of fixed assets in progress                            6,386             6,386
------------------------- --------------------------------------------------------- ---------------- -----------------
2.05.02.05                Investment subsidy reserves                                         9,927             9,927
------------------------- --------------------------------------------------------- ---------------- -----------------
2.05.02.06                Treasury Shares                                                   (5,244)           (5,244)
------------------------- --------------------------------------------------------- ---------------- -----------------
2.05.03                   Revaluation reserve                                                     -                 -
------------------------- --------------------------------------------------------- ---------------- -----------------
2.05.03.01                Own assets                                                              -                 -
------------------------- --------------------------------------------------------- ---------------- -----------------
2.05.03.02                Subsidiaries/affiliates                                                 -                 -
------------------------- --------------------------------------------------------- ---------------- -----------------
2.05.04                   Profit reserve                                                     32,923            32,923
------------------------- --------------------------------------------------------- ---------------- -----------------
2.05.04.01                Legal reserve                                                         766               766
------------------------- --------------------------------------------------------- ---------------- -----------------
2.05.04.02                Statutory reserve                                                       -                 -
------------------------- --------------------------------------------------------- ---------------- -----------------
2.05.04.03                Contingency reserve                                                     -                 -
------------------------- --------------------------------------------------------- ---------------- -----------------
2.05.04.04                Reserve for future profits                                              -                 -
------------------------- --------------------------------------------------------- ---------------- -----------------
2.05.04.05                Retained profits                                                   32,157            32,157
------------------------- --------------------------------------------------------- ---------------- -----------------
2.05.04.06                Special reserve for undistributed dividends                             -                 -
------------------------- --------------------------------------------------------- ---------------- -----------------
2.05.04.07                Other income reserve                                                    -                 -
------------------------- --------------------------------------------------------- ---------------- -----------------
2.05.05                   Accumulated earnings/losses                                       (4,861)
------------------------- --------------------------------------------------------- ---------------- -----------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code      2 - Corporate Name                         3 - CNPJ
00327-1           CIA FORCA E LUZ CATAGUAZES LEOPOLDINA      19.527.639/0001-58
--------------------------------------------------------------------------------

03.01 - INCOME STATEMENT (THOUSAND REAIS)

----------- ------------------------------------------------- --------------- ------------------ ----------------- --------------
1 - Code      2 - Description                                3-01/01/2004 to   4-01/01/2004 to    5-01/01/2003 to   6-01/01/2003 to
                                                             03/31/2004        03/31/2004         03/31/2003        03/31/2002
----------- ------------------------------------------------- --------------- ------------------ ----------------- --------------
3.01          Gross revenue from sales/services                       75,945             75,945           59,879       59,879
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.01.01       Gross revenue in the year                               75,945             75,945           59,879       59,879
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.01.02       Extraordinary tariff recovery adjustment                     0                  0                0            0
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.01.03       Electricity sales - MAE adjusted                             0                  0                0            0
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.02          Deductions from gross revenue                         (22,101)           (22,101)         (16,160)     (16,160)
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.02.01       Invoiced VAT (ICMS)                                   (14,740)           (14,740)         (12,287)     (12,287)
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.02.02       Social contributions (PIS/COFINS)                      (6,401)            (6,401)          (2,929)      (2,929)
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.02.03       Quotas to the Global Reversion Reserve - RGR             (960)              (960)            (944)        (944)
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.03          Net revenue from sales/services                         53,844             53,844           43,719       43,719
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.04          Cost of goods/services sold                           (45,694)           (45,694)         (33,059)     (33,059)
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.04.01       Personnel                                              (5,746)            (5,746)          (5,404)      (5,404)
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.04.02       Material                                                 (753)              (753)            (845)        (845)
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.04.03       Services rendered by third parties                     (4,982)            (4,982)          (2,209)      (2,209)
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.04.04       Electric energy purchased for resale                  (23,057)           (23,057)         (15,947)     (15,947)
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.04.05       Electric energy purchased-Extraordinary tariff
              recovery adjustment                                          0                  0                0            0
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.04.06       Royalties on Hydro Resources                             (134)              (134)            (119)        (119)
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.04.07       Electric Power Transportation Charge                   (1,799)            (1,799)            (593)        (593)
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.04.08       Depreciation / Amortization                            (3,329)            (3,329)          (3,323)      (3,323)
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.04.09       Fuel Quota Equalization                                (3,126)            (3,126)          (2,739)      (2,739)
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.04.10       Provision for contingencies                            (1,117)            (1,117)            (123)        (123)
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.04.11       Other expenses                                         (1,651)            (1,651)          (1,757)      (1,757)
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.05          Earnings before interest and taxes (EBIT)                8,150              8,150           10,660       10,660
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.06          Other Operating expenses/ revenue                     (13,297)           (13,297)         (26,793)     (26,793)
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.06.01       Sales                                                        0                  0                0            0
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.06.02       General and administrative                                   0                  0                0            0
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.06.03       Financial                                             (23,830)           (23,830)         (26,326)     (26,326)
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.06.03.01    Financial revenue                                        1,431              1,431              877          877
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.06.03.02    Financial expenses                                    (25,261)           (25,261)         (27,203)     (27,203)
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.06.04       Other operating revenue                                      0                  0                0            0
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.06.05       Other operating expenses                                 (223)              (223)            (408)        (408)
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.06.05.01    Amortization of premium                                  (223)              (223)            (408)        (408)
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.06.06       Equity adjustment result                                10,756             10,756             (59)         (59)
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.06.06.01    Equity adjustment                                       10,756             10,756             (59)         (59)
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------
3.07          Operating income                                       (5,147)            (5,147)         (16,133)     (16,133)
------------- ----------------------------------------------- --------------- ------------------ ---------------- ------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code      2 - Corporate Name                         3 - CNPJ
00327-1           CIA FORCA E LUZ CATAGUAZES LEOPOLDINA      19.527.639/0001-58
--------------------------------------------------------------------------------

03.01 - INCOME STATEMENT (THOUSAND REAIS)

----------- ------------------------------------------------- --------------- ------------------ ----------------- --------------
1 - Code    2 - Description                                   3-01/01/2004 to  4-01/01/2004 to    5-01/01/2003 to  6-01/01/2003
                                                              03/31/2004       03/31/2004         03/31/2003       to 03/31/2003
----------- ------------------------------------------------- --------------- ------------------ ----------------- --------------
3.08        Non operating income                                         286                286             128             128
----------- ------------------------------------------------- --------------- ------------------ --------------- --------------
3.08.01     Revenue                                                      290                290             350             350
----------- ------------------------------------------------- --------------- ------------------ --------------- --------------
3.08.02     Expenses                                                     (4)                (4)           (222)           (222)
----------- ------------------------------------------------- --------------- ------------------ --------------- --------------
3.09        Earnings before tax / profit-sharing; minority
            participation                                            (4,861)            (4,861)        (16,005)        (16,005)
----------- ------------------------------------------------- --------------- ------------------ --------------- --------------
3.10        Provision for income tax and social contribution               0                  0               0               0
----------- ------------------------------------------------- --------------- ------------------ --------------- --------------
3.10.01     Social Contribution                                            0                  0               0               0
----------- ------------------------------------------------- --------------- ------------------ --------------- --------------
3.10.02     Income tax                                                     0                  0               0               0
----------- ------------------------------------------------- --------------- ------------------ --------------- --------------
3.11        Deferred income tax                                            0                  0               0               0
----------- ------------------------------------------------- --------------- ------------------ --------------- --------------
3.11.01     Social Contribution                                            0                  0               0               0
----------- ------------------------------------------------- --------------- ------------------ --------------- --------------
3.11.02     Income tax                                                     0                  0               0               0
----------- ------------------------------------------------- --------------- ------------------ --------------- --------------
3.12        Profit sharing; minority shareholders/statutory
            contributions                                                  0                  0               0               0
----------- ------------------------------------------------- --------------- ------------------ --------------- --------------
3.12.01     Profit sharing                                                 0                  0               0               0
----------- ------------------------------------------------- --------------- ------------------ --------------- --------------
3.12.02     Contributions                                                  0                  0               0               0
----------- ------------------------------------------------- --------------- ------------------ --------------- --------------
3.13        Reversal of interests on capital                               0                  0               0               0
----------- ------------------------------------------------- --------------- ------------------ --------------- --------------
3.15        Net income                                               (4,861)            (4,861)        (16,005)        (16,005)
----------- ------------------------------------------------- --------------- ------------------ --------------- --------------
            NUMBER OF SHARES, EXCEPT TREASURY SHARES
            (THOUSAND)                                           131,239,066        131,239,066     124,572,399     124,572,399
----------- ------------------------------------------------- --------------- ------------------ --------------- --------------
            EARNINGS PER SHARE
----------- ------------------------------------------------- --------------- ------------------ --------------- --------------
            LOSS PER SHARE                                         (0,00004)          (0,00004)       (0,00013)       (0,00013)
----------- ------------------------------------------------- --------------- ------------------ --------------- --------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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00327-1 CIA FORCA E LUZ CATAGUAZES - LEOPOLDINA              19.527.639/0001-58
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04.01 - EXPLANATORY NOTES
--------------------------------------------------------------------------------


NOTES TO THE QUARTERLY FINANCIAL INFORMATION
FOR THE THREE-MONTH PERIOD ENDED MARCH 31, 2004
(Amounts expressed in thousands of Brazilian reais - R$, unless otherwise indicated)
--------------------------------------------------------------------------------



1.    OPERATIONS

Companhia Forca e Luz Cataguazes-Leopoldina - CFLCL is a concessionaire of electric energy public services, operating in 67 municipalities in the State of Minas Gerais and one in the State of Rio de Janeiro, providing services to approximately 300,443 consumers (quantity not reviewed by independent auditors).

Companhia Forca e Luz Cataguazes-Leopoldina is also the Parent Company of other companies. The ownership percentages and information on these subsidiaries are shown in Notes 3, 13 and 14.

As of March 31, 2004, the Company reported negative working capital of R$96,888 (R$57,239 in December 2003) for the Parent Company, and of R$166,057 (R$141,583 in December 2003) on a consolidated basis. In 2003, the Company and its subsidiaries rescheduled its debts with banks, suppliers, shareholders and tax authorities, in the approximate amount of R$600 million, in addition to the issuance of debentures in the amount of R$130 million and a capital increase of R$20 million through a private subscription of shares. In addition to this rescheduling, in December 2003 the Company sold its interest in Centrais Hidreletricas Grapon S.A., owner of two small hydroelectric power plants with 40 MW installed capacity. This transaction resulted in the transfer of the financing from the National Bank for Economic and Social Development (BNDES) for construction of the small hydroelectric power plants in the amount of R$52 million, and in the receiving of R$80 million related to the financial settlement of the transaction.

Management believes that the debt rescheduling and sale of the small hydroelectric power plants occurred in 2003, together with the generation of funds from its operations, will be sufficient to recover the medium-term liquidity of the Cataguazes Leopoldina System, thus reducing the refinancing needs in the next years.


2. PRESENTATION OF QUARTERLY FINANCIAL INFORMATION

The quarterly financial information were prepared and are presented in accordance with accounting practices laid down by the Brazilian corporate law, regulations and provisions of the Brazilian Securities Commission - CVM - and specific legislation applicable to concessionaires of electric energy public services, established by the National Electric Energy Agency - ANEEL. For the preparation of the quarterly information (ITR), the accounting practices adopted are consistent with those used in preparing the financial statements as of December 31, 2003. Accordingly, the quarterly information (ITR) should be read together with the referred annual financial statements.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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00327-1 CIA FORCA E LUZ CATAGUAZES - LEOPOLDINA              19.527.639/0001-58
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04.01 - EXPLANATORY NOTES
--------------------------------------------------------------------------------


3. CONSOLIDATED QUARTERLY FINANCIAL INFORMATION

The consolidated quarterly financial information includes the financial statements of CFLCL and its subsidiaries as follows:



                                                                   Ownership
                                                                   interest

                                                                March 2004 and

                                                                 December 2003
      Subsidiaries:

      Energisa S.A. ("Energisa") (*)                                 50.07
      Companhia de Eletricidade de Nova Friburgo ("CENF")            59.47
      Multipar S.A.                                                  99.96
      Multiagro Ltda.                                                66.67
      Teleserv S.A.                                                  99.10
      Telecabo S.A.                                                  97.59
      MCL Cabo S.A.                                                  95.54
      Cat-Leo Energia S.A. (**)                                      99.99

      (*) Parent Company of Energipe (99.62% of voting capital and 99.64% of total capital). Energipe is the parent company of CELB (99.13% of voting capital and 88.85% of total capital) and of Pbpart SE1 S.A. (50.1% of total and voting capital) which controls Saelpa (97.55% of voting capital and 82.83% of total capital).

      (**) Joint Parent Company of Usina Termeletrica de Juiz de Fora S.A. - UTEJF (50% of total and voting capital).


The consolidated quarterly financial information were prepared based on the quarterly financial information of the subsidiaries as of the same date of the Parent Company's and in accordance with the consolidation criteria provided for in the Brazilian Securities Commission - CVM Instruction No. 247/96.


Reconciliation between net loss and shareholders' equity reported by the Parent Company and that reported on a consolidated basis as of March 31, 2004 is as follows:

                                                                Net loss                Shareholders' equity
                                                      --------------------------     --------------------------
                                                      03/31/2004      12/31/2003     03/31/2004      12/31/2003
                                                      ----------      ----------     ----------      ----------
      Parent Company                                       (4,861)      (16,005)         339,177         344,038
      Unrealized profit on transactions with
      subsidiaries (mainly sale of
      shareholding interest)                                     -             -        (35,114)        (35,498)
      Profit realization                                       384           435               -               -
                                                           -------      --------        --------        --------

      Consolidated                                         (4,477)      (15,570)         304,063         308,540
                                                           =======      ========        ========        ========

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

--------------------------------------------------------------------------------
00327-1 CIA FORCA E LUZ CATAGUAZES - LEOPOLDINA              19.527.639/0001-58
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04.01 - EXPLANATORY NOTES
--------------------------------------------------------------------------------


4.    CONSUMERS AND CONCESSIONAIRES

                                                                   Parent Company                 Consolidated
                                                                   --------------                 ------------
                                                               03/31/2004   12/31/2003     03/31/2004       12/31/2003
                                                               ----------   ----------     ----------       ----------
      Consumer categories:
         Residential                                              8,582         8,207         47,689          42,292
         Industrial                                               4,386         8,996         26,401          47,282
         Commercial, services and other activities               10,193         4,351         45,606          26,705
         Rural                                                    1,883         1,935         17,202          16,675
      Public sector:
         Federal                                                     36            35          6,468           6,485
         State                                                      366           365          8,985           9,009
         Municipal                                                1,345         1,340          8,468           8,492
         Public lighting                                          1,908         2,048         29,559          29,451
         Public service                                           1,148         1,211          6,448           6,341
         Others                                                   4,745         4,741         28,336          22,676
                                                               ---------    ---------      ---------        --------
      Subtotal - consumers                                       34,592        33,229        225,162         215,408
      Concessionaires (*)                                        14,953        15,074         38,374          38,393
      Unbilled sale                                               6,529         6,847         38,129          40,227
                                                               ---------    ---------      ---------        --------
      Total                                                      56,074        55,150        301,665         294,028
                                                                 ======        ======        =======         =======
      Current portion                                            39,839        38,420        260,779         258,195
      Long-term portion                                          16,235        16,730         40,886          35,833

      (*) Include electricity sold on MAE - Wholesale energy market.

The Company and its subsidiaries recorded the allowance for doubtful accounts, following the technical criteria established by ANEEL.

The balance of the account consumers and concessionaires in March 31, 2004 includes receivables from the sale of energy on the MAE, in the amounts of R$14,953 and R$26,387 Parent Company and consolidated, respectively, for the period from September 2000 to March 2004, less collections received through March 2004. These balances were based on calculations prepared and provided by MAE, together with internal estimates made by management. The payment of these amounts, including the balances recorded in current liabilities of R$35 and of R$278, Parent Company and consolidated, respectively, arising from the electricity network usage charges, are scheduled as follows:

                                                                   Parent Company                Consolidated
                                                                   --------------                ------------
    MAE Receivables                                           03/31/2004      12/31/2003   03/31/2004    12/31/2003
    -----------------------------------                       ----------      ----------   ----------    ----------
    Current Portion                                                   818             -        1,585             853
    Portion related to injunctions granted
    Renegotiated receivables                                        3,595         4,197        3,913           5,080
    Portion under negotiation                                       1,343         1,610        2,766           3,306
                                                                   ------        ------       ------          ------
                                                                   14,953        15,087       26,387          27,541
    (-) Purchase of energy in the spot market                           -          (13)        (225)         (1,344)
    (-) Electricity network usage charges                            (35)                                       (71)
                                                                   ------        ------       ------          ------
                                                                   14,918        15,023       26,109          26,126
                                                                   ======        ======       ======          ======

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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00327-1 CIA FORCA E LUZ CATAGUAZES - LEOPOLDINA              19.527.639/0001-58
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04.01 - EXPLANATORY NOTES
--------------------------------------------------------------------------------


Since July 2003, transactions are being settled 30 days after the month in which they are carried out.

The spot market energy amounts are subject to changes that may arise from the judgment of the law suits filed by certain energy sector companies against ANEEL's the interpretation of prevailing market rules. These companies, which were not located in the area hit by rationing in 2001/2002, obtained a preliminary injunction nullifying ANEEL's Dispatch No. 288 of May 16, 2002, which was intended for clarifying the treatment and application of certain MAE accounting rules, included in the Overall Agreement for the Electric Energy Sector. These companies claim is in respect of the energy supplied by Itaipu in the Southeast/Center West market sector during the rationing period, when there was a significant discrepancy in spot market energy prices between the markets sectors.


5. EXTRAORDINARY TARIFF RECOVERY - CONSOLIDATED


ANEEL, through Resolution No. 199 of April 16, 2003, disclosed the results of the first periodic tariff review of Energipe and established an adjustment of 35.18% and a factor Xe of 1.4%.

To ensure reasonableness of tariff and economic-financial balance of the concession contract, as set by the concessionaire's periodic tariff review, the increase in revenue from Portion B resulting from the tariff adjustment will be applied in annual installments, as shown below:

I - On April 22, 2003, the electric energy supply tariffs of ENERGIPE were adjusted by 29.71%, corresponding to the percentage resulting from the calculation of the concessionaire's annual tariff adjustment rate; and

II - In the annual tariff adjustments to be homologated for 2004 to 2007, annual installments of R$15,725 will be added to the Portion B of each year, related to the date of the periodic tariff review of Energipe. These amounts are restated based on IGP-M (General Market Price Index).

Additionally, ANEEL, through Resolution No. 103 of April 20, 2004, changed the annual portions to be added to Portion B, from R$15,725 to R$7,768. The Company elected to recognize these portions in proportion to the reduction of revenue for the year. For the first year, this amount was R$14,045, which resulted in the reversal of R$1,905 in Energipe's revenue in the first quarter of 2004.

Through March 31, 2004, the amount of R$13,434 (R$11,078 in December 2003) was recorded under the caption "Consumers and concessionaires", in consolidated current assets, referring to revenue from sale of energy.


6. EXTRAORDINARY TARIFF RECOVERY

The extraordinary tariff recovery was based on the provisions of Law No. 10,438 of April 26, 2002, and Resolution no. 91, of the Energy Crisis Management Committee - CGE, of December 21, 2001, and ANEEL Resolution no. 31, of January 24, 2002. This adjustment to tariff rates is effective beginning December 31, 2001, and is recognized by ANEEL as follows:


a) 2.9% for residential and rural consumers ( except for low-income consumers);

b)   7.9% for the other consumers.

This extraordinary tariff adjustment is intended to recover the economic and financial balance of the concession contract by covering the following losses resulting from the Emergency Energy Rationing Program, during the period from June 1, 2001 to February 28, 2002, namely:
o Reduction in electric power consumption due to the rationing program in the period ;

o    Portion "A" variations (CVA); and

o Free energy - energy purchased by generating companies to meet the demand during the Emergency Energy Rationing Program. According to ANEEL Resolution No. 36 of January 29, 2003, amended by ANEEL Resolution No. 89 of February 25, 2003. These amounts are being repassed to the generating companies since March 2003.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

--------------------------------------------------------------------------------
00327-1 CIA FORCA E LUZ CATAGUAZES - LEOPOLDINA              19.527.639/0001-58
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--------------------------------------------------------------------------------
04.01 - EXPLANATORY NOTES
--------------------------------------------------------------------------------

Based on ANEEL Resolutions Nos. 480, 481, 482 and 483 of August 2002 and No. 1 of January 12, 2004, the approved amounts related to the extraordinary tariff recovery and free energy are comprised as follows:

                                                Parent                          Consolidated
                                               Company                          ------------
                                               -------
                                                               Extraordinary
                                                                   tariff       Free
                                               Portion A          recovery      Energy      Portion A      Total
                                               ---------       -------------   --------     ---------     -------
      Balances at December 31, 2003                5,143             79,599      55,951       18,120      153,670
      Amortization                               (2,896)            (6,828)     (4,532)      (2,896)     (14,256)
      Monetary restatement                           141              3,119       4,270          632        8,021
                                                 -------             ------      ------       ------      -------
      Balances at March 31,2004                    2,388             75,890      55,689       15,856      147,435
                                                   =====             ======      ======       ======      =======
      Current portion                              2,388             28,223      17,170        2,388       47,781
      Long-term portion                                -             47,667      38,519       13,468       99,654

ANEEL Resolution No. 484 of August 29, 2002, amended by Resolution No. 1 of January 12, 2004, established an extraordinary tariff recovery for the energy supply tariff of electric energy distribution concessionaires spread over the following maximum periods, beginning January 2002: CFLCL (25 months); CENF (64 months); Energipe (49 months); CELB (81 months) and Saelpa (71 months).

In addition to revising the effective terms of the extraordinary tariff recovery, ANEEL Resolution No. 1 of January 12, 2004 sanctioned the Portion A amount and determined that their recovery would be achieved through the same mechanism as that adopted for the tariff recovery and free energy. Based on internal projections, the Companies' management expects to realize all receivables within the periods established by this Resolution.


7. LOW-INCOME CONSUMERS

Law No. 10438 of April 26, 2002 classified the residential low-income consumer bracket as being those consumer units with less than 80kWh/month consumption, and Decree No. 4336 of August 15, 2002 increased the bracket to include consumer units utilizing between 80 and 220 kWh/month provided certain requirements are met.

Due to the new classification, CFLCL and its subsidiaries quantified loss of revenue through March 31, 2004 in the amount of R$15,611 (R$12,799 in December of 2003), for the Parent Company, and R$111,780 (R$93,048 in December of 2003), on a Consolidated basis. Eletrobras has already acknowledged compensation of R$13,789 and R$100,375 (R$11,109 and R$81,910 in December of 2003) for the
Parent Company and on a consolidated basis, respectively, reported under "Other receivables" in current assets. This compensation will be funded from additional dividends payable to the federal government by Eletrobras, resulting from windfall profits earned by federal government-controlled generating companies during the rationing period. In the event that the Eletrobras dividends are insufficient to compensate the amounts receivable, they will be settled with funds from the global reserve for reversion quota (RGR). Simultaneously, the Parent Company and its subsidiaries recognized a provision in current liabilities under the caption "Other payables" in the amount of R$9,325 (R$9,325 in December of 2003), for the Parent Company, and R$76,616 (R$76,621 in December of 2003), on a consolidated basis, of which R$8,781(R$7,738 in December of 2003) (Parent Company) and R$67,483 (R$55,755 in December of 2003) (consolidated) had been refunded to consumers until March 31, 2004.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

--------------------------------------------------------------------------------
00327-1 CIA FORCA E LUZ CATAGUAZES - LEOPOLDINA              19.527.639/0001-58
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04.01 - EXPLANATORY NOTES
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8. NOTES RECEIVABLE

Refers to past-due electric energy accounts receivable, renegotiated with consumers through Acknowledgement of Debt agreements. As of March 31, 2004, these receivables included short-term receivables of R$4,821(R$5,374 in December
2003) for the Parent Company, R$68,587 (R$61,763 in December 2003) on a consolidated basis, and long-term receivables of R$6,227(R$6,229 in December
2003) for the Parent Company and R$36,232 (R$35,532 in December 2003) on a consolidated basis. Of the amount of notes receivable, R$17,764 in consolidated are overdue, for which CFLCL and the subsidiaries Energipe, CELB, CENF and Saelpa recognized an allowance for doubtful accounts.


9. RENEGOTIATED RECEIVABLES - CONSOLIDATED

                                                                                           Annual
                                                          Credit as of      Monthly      restatement   Credit as of
 Creditor      Debtor                                      03/31/2004    installments       index       12/31/2003
 --------      ------------------------------------------------------    ------------    -----------    ----------
 Saelpa        Cia. de Agua e Esgotos da Paraiba -
               CAGEPA                                           19,878            112           IPCA         19,853
 Saelpa        Governo do Estado da Paraiba                     50,881            112           IPCA         51,205
                                                                ------                                       ------
 Total                                                          70,759                                       71,058
                                                                ======                                       ======

 Current portion                                                 8,295                                        7,810
 Long-term portion                                              62,464                                       63,248

These receivables are for electricity consumption through June 2000, and were renegotiated in August 2003, with new contractual clauses and conditions. The receivable from Cia. de Agua e Esgotos da Paraiba - Cagepa is guaranteed by Cagepa's own revenues.


10. RECOVERABLE TAXES

                                                               Parent Company                 Consolidated
                                                          -------------------------     -------------------------
                                                          03/31/2004     12/31/2003     03/31/2004     12/31/2003
                                                          ----------     ----------     ----------     ----------
      ICMS (State VAT)                                           5,327         3,048          32,249        32,911
      IRRF (withholding income tax)                              1,260           497           5,831         5,544
      IRPJ (corporate income tax)                                4,904         4,696          18,335        18,906
      CSSL (social contribution tax)                                 -             -           2,266         3,004
      PIS, COFINS (taxes on revenue)                             3,894           568          12,992         4,081
      Other                                                        406           638           2,270         2,514
                                                                ------         -----          ------        ------
                                                                15,791         9,447          73,943        66,960
                                                                ======         =====          ======        ======

      Current portion                                           14,437         8,519          61,731        53,958
      Long-term portion                                          1,354           928          12,212        13,002

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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04.01 - EXPLANATORY NOTES
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11. OTHER RECEIVABLES

                                                                   Parent Company                 Consolidated
                                                             -------------------------      ------------------------
                                                             03/31/2004     12/31/2003      03/31/2004    12/31/2003
                                                             ----------     ----------      ----------    ----------
     Sale of assets:
     Shares of Centrais Hidreletricas Grapon S.A.                   -          79,957              -        79,957
     Other receivables                                          2,666           2,650          8,970         7,181
                                                                -----          ------          -----        ------
                                                                2,666          82,607          8,970        87,138
                                                                =====          ======          =====        ======

      On February 20, 2004, the sale of shares of Centrais Hidreletricas Grapon S.A. was settled, and generated a receivable for the Company of R$79,957.


12. TAX CREDITS

These represent tax credits for tax loss carryforwards. Income and social contribution taxes credits (charges) to income, as well as the offset of the tax credits, are set out as follows:

                                                                  Parent Company               Consolidated
                                                               ----------------------    ----------------------
                                                               03/31/2004   03/31/2003   03/31/2004  03/31/2003
                                                               ----------   ----------   ----------  ----------
      Taxes per statement of income:
      Income (loss) before income and social
         contribution taxes                                     (4,861)      (16,005)        17,278       (3,461)
      Income (expense) from income and social
         contribution taxes calculated at statutory
         tax rates                                                1,653         5,442       (5,875)         1,177
      Adjustments:
      Permanent differences                                       3,657          (20)             -             -
      Tax credits not recognized in accordance
         with CVM instruction No. 371                           (5,333)       (5,261)       (4,662)       (9,882)
      Other                                                          23         (161)           644         (449)
                                                                -------      --------       -------       -------
      Expense of deferred income and
         social contribution taxes                                    -             -       (9,893)       (9,154)
                                                                =======      ========       =======       =======

                                                              03/31/2004    12/31/2003    03/31/2004    12/31/2003
                                                              ----------    ----------    ----------    ----------
      Tax credit per balance sheet

      Tax loss carryforwards - Income tax                        39,513        35,560       153,722       151,418
      Tax loss carryforwards - Social contribution tax           12,360        10,980        46,365        44,937
                                                                -------      --------       -------       -------
                                                                 51,873        46,540       200,087       196,355
      Tax credits not recognized in accordance
         with CVM Instruction No. 371                          (11,867)       (6,534)      (18,642)      (13,980)
                                                               --------      --------      --------      --------
      Total                                                      40,006        40,006       181,445       182,375
                                                                 ======        ======       =======       =======

      On July 1, 2002, CVM issued Instruction No. 371/02, which established criteria for valuation and disclosure of deferred tax credits.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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00327-1 CIA FORCA E LUZ CATAGUAZES - LEOPOLDINA              19.527.639/0001-58
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--------------------------------------------------------------------------------
04.01 - EXPLANATORY NOTES
--------------------------------------------------------------------------------


In accordance with the provisions contained in said Instruction, the realization of tax credits, for the Parent Company and on a consolidated basis, is estimated as follows:

                                                   Realization of tax credits
                                                   ---------------------------
                                                   Parent
      Estimated Realization                        Company       Consolidated
      ---------------------                        --------      ------------
          2004                                            -           15,670
          2005                                          200           21,600
          2006                                        2,500           27,500
          2007                                        4,500           34,600
          2008                                        7,000           38,200
          2009                                        9,000           27,069
          2010                                       11,200           11,200
          2011                                        5,606            5,606
                                                     ------          -------
          Total recorded                             40,006          181,445
                                                     ======          =======



In 2002 the jointly-controlled subsidiary Usina Termeletrica de Juiz de Fora S.A. - UTEJF recognized income and social contribution tax credits totaling R$9,436, corresponding to the Company's interest in this subsidiary. The jointly-controlled subsidiary's losses were primarily due to the fact that approximately 50% of its installed capacity had not been sold. Beginning 2003, UTEJF's total production had already been contracted, which, according to management's studies and projections, will enable the subsidiary to realize the tax credits recorded. Since December 31, 2003, the jointly-controlled subsidiary generated taxable income and was able to offset R$2,327 of the tax credit recorded in 2002.


In accordance with CVM Resolution No. 273, CFLCL and its subsidiary Energipe recorded tax loss carryforwards and recorded tax credits only on the tax losses generated through June 30, 2002. As the tax losses generated thereafter did not meet the requirements of Instruction No. 371, no tax credits were recognized for the subsequent tax losses in the amounts of R$11,867 and R$18,642, for the Parent Company and on a consolidated basis, respectively, which, based on internal estimates, are expected to be realized starting 2011.


13. INVESTMENTS

                                                            Parent Company                  Consolidated
                                                      --------------------------     --------------------------
                                                      03/31/2004      12/31/2003     03/31/2004      12/31/2003
                                                      ----------      ----------     ----------      ----------
      Investments in subsidiaries/affiliates               423,051        418,437             167            161
      Goodwill on acquisition of investments                34,367         34,590               -              -
      Investments stated at cost                            10,145         10,162          10,514         10,464
                                                           -------        -------          ------         ------
                                                           467,563        463,189          10,681         10,625
                                                           =======        =======          ======         ======

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FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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Information on investments in subsidiaries is as follows:

                                                                                            Cat-Leo  Cataguazes
                      Energisa             Multipar  Multiagro  Teleserv  Telecabo  Mcl      Energia    Serv.
                      E S.A.     CENF        S.A.     Ltda.     S.A. (1)   S.A.   Cabo S.A.   S.A.   Aereos (2) 3/31/2004 03/31/2003
                      --------  -------    --------  ---------  --------  ------- --------- -------- ---------  --------- ---------

Capital               755,904    21,000      3,553    5,550     1,140       300       168      25,853      120
Number of shares
  and sharequotas
  held (thousand):
  Common               18,991    57,509      3,531        -        38         9        14      58,150        8
  Preferred                 -         -          1        -        75        20         2           -       79
  Sharequotas               -         -          -    3,700         -         -         -           -        -
Interest (%)            50.07     59.47      99.96    66.67     99.10     97.59     95.54       99.99    72.80
Net Income (loss)       9,744       213         64    (136)         1         -         -       5,770        8
Shareholders'
  equity
  (deficit)           732,175    40,034        753      769   (2,212)       264        70      30,886      202
Equity in
  subsidiaries          4,879       127         64     (91)         1         -         -       5,770        6     10,756       (59)
Investments           366,600    23,808        753      512         -       258        67      30,886      167    423,051    375,748

o The Company recorded a provision for shareholders' deficit in its subsidiaries Teleserv S.A. in the amount of R$2,192 (R$2,193 in 2003), recorded in the account "Other payables" in long-term liabilities.

o Affiliated Company - 20% of the voting capital and 72.8% of the total capital.

14. RELATED-PARTY TRANSACTIONS

    Parent Company

                                                                          03/31/2004                   12/31/2003
                                                                    ----------------------      -----------------------
                                                                    Assets     Liabilities      Assets      Liabilities
                                                                    -------    -----------      ------      -----------
     Financing;
       Saelpa                                                             -         22,792             -         27,740
       Pbpart Ltda.                                                       -         29,476             -         29,853
       Pbpart SE 2 Ltda.                                                  -         29,549             -         29,301
       Energipe                                                           -         19,868             -         29,436
       Energisa S.A.                                                      -          9,520             -          5,234
       CENF                                                               -          6,658             -          9,940
       UTEJF                                                              -          2,574             -              -
       Gipar S.A.                                                         -            368             -            368
       Multisetor Ltda.                                                   -              9             -              9
       Ivan M. Botelho                                                    -              8             -              8
       Fondelec                                                                      1,059             -          1,059
       The Latin America Energy and Electricity Fund I,L,P                -          1,279             -          1,279
       Alliant Energy Holdings do Brasil Ltda.                                       8,715                        8,715
                                                                                   -------                      -------
    Total                                                                          131,875                      142,942
                                                                                   -------                      -------
    Advance for future capital increase:
       Multipar S.A.                                                     56              -            86              -
       Multiagro Ltda.                                                1,876              -         1,704              -
       Teleserv S.A.                                                 12,891              -        12,749              -
       Telecabo S.A.                                                  2,077              -         2,072              -
       MCL Cabo S.A.                                                    471              -           470              -
       Cat-Leo Energia S.A.                                          89,894              -        76,186              -
                                                                    -------             --        ------             --
                                                                    107,265              -        93,267              -
                                                                    -------             --        ------  -------------
     Total                                                          107,265        131,875        93,267        142,942
                                                                    =======        =======        ======        =======
     Other related-party transactions:
       UTE JF (*)                                                                   56,068                       44,239
                                                                                    ======                       ======

      (*) In March, 31 of 2004 the amount of R$8,724 and R$18,021 are recorded under the caption "Suppliers" in current and long-term liabilities, respectively. At the same time the amount of R$16,312 and R$13,011 are recorded under the caption "Loans and financing" in current and long-term liabilities, respectively.

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FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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04.01 - EXPLANATORY NOTES
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The subsidiary Teleserv S.A., sells TV access by subscription and started operations in May 2001. It has reported losses because its level of operations has been lower than is necessary to meet its costs. Beginning 2004, Company's management will implement a new product line to supplement the principal business activity of pay TV. Based on market projections, including the expected success of this new business segment, management believes that the subsidiary Teleserv S.A. will obtain positive results which will enable to recover the investment of R$12,891 (R$12,749 in December 2003) recorded as advance for future capital increase.

                                                                     Consolidated liabilities
                                                                     ------------------------
                                                                                                     Total
                                                                                                     -----
                                                CFLCL     UTEJF (*)     PBPART SE1 (*)     03/31/2004    12/31/2003
                                                -----     ---------     --------------     ----------    ----------
     Gipar S.A.                                    368            -                -             368           368
     Multisetor Ltda.                                9            -                -               9             9
     Ivan M, Botelho                                 8            -                -               8             8
     UTEJF                                       1,287            -                -           1,287             -
     Fondelec                                    1,059            -                -           1,059         1,059
     The Latin America Energy and
        Electricity Fund I,L,P                   1,279            -                -           1,279         1,279
     Alliant Energy Holdings do Brasil Ltda.     8,715       17,471          132,688         158,874       158,874
                                                 -----       ------          -------         -------       -------
     Total                                      12,725       17,471          132,688         162,884       161,597
                                                ======       ======          =======         =======       =======
     UTEJF (**)                                 28,034            -                -          28,034        22,118
                                                ======       ======          =======         =======       =======

      (*)    Advance for future capital increase.
      (**)   As of March 31, 2004, the amounts of R$4,362 and R$9,010 are recorded under the caption "Suppliers" in current and long-term liabilities, respectively, at the same time the amount of R$8,156 and R$6,506 are recorded under the caption "Loans and financing" in current and long-term liabilities, respectively.

      Financing agreements originate from commercial and financial transactions carried out in the normal course of business and are subject to the average rate of funding from third parties. In the quarter ended March 31, 2004, this average rate was approximately CDI (interbank deposit rate) + 1.5% p.m.

      Advances for future capital increase are not subject to financial charges.

      Transactions:

      Parent Company

                             Cia. de     Empresa
                          Electricidad  Energetica   Cat-Leo  Usina Term.
                            e de Nova   de Sergipe   Energia  de Juiz de             PBPart
                    Saelpa   Friburgo       S.A.      S.A.        Fora      CELB     Ltda.    SE 2   Energisa        Total
                                                                                                               3/31/2004  03/31/2003
Provision of          185       1,756        178         97          22      173         -         -       -      2,411      2,166
  services
Purchase of             -           -          -     (6,427)     (2,388)       -         -         -       -     (8,815)    (4,606)
  electric energy
Equipment lease         -          12          -          -           -       42         -         -       -         54         35
Financial  income    (733)       (314)    (1,336)         -      (2,110)       -    (1,587)   (1,455)   (411)    (7,946)    (9,694)
  (expense)
Connection cost         -          79          -        129         171        -         -         -       -        379        208
  and use

      CFLCL provided services to its subsidiaries, in the administrative and support areas, as well as sales of software of its integrated corporate planning and management system. These transactions were carried out on usual market terms.

FEDERAL PUBLIC SERVICE
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ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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04.01 - EXPLANATORY NOTES
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These transactions are supported by credit facility agreements and have been submitted for ANEEL's review and approval.


15. GOODWILL ON ACQUISITION OF INVESTMENTS

The goodwill paid on the acquisitions of CENF, Energipe, Saelpa and Celb is being amortized over the concession period based on a profitability curve projected for these subsidiaries. As of March 31, 2004, such goodwill amortization is estimated as follows:

     Amortization period                  Parent Company           Consolidated
     -------------------                  --------------           ------------
     2004 a 2005                                  1,870                 31,781
     2006 a 2007                                  3,069                 51,750
     2008 a 2009                                  4,295                 63,804
     2010 a 2011                                  5,761                 74,613
     2012 a 2013                                  6,458                 82,852
     2014 and thereafter                         12,914                593,812
                                                 ------                -------
     Total                                       34,367                898,612
                                                 ======                =======

     Classified as:
     Investment                                  34,367                      -
     Property, plant and equipment                    -                470,389
     Deferred charges                                 -                428,223
                                                 ------                -------
     Total                                       34,367                898,612
                                                 ======                =======


16.    SUPPLIERS

                                                               Parent Company                 Consolidated
                                                         -------------------------      -------------------------
                                                         03/31/2004     12/31/2003      03/31/2004     12/31/2003
                                                         ----------     ----------      ----------     ----------
      Current liabilities
         Electric energy supply:
            Chesf                                                -              -          87,855          78,884
            Furnas                                           5,371          7,600           5,371           7,600
            Bilateral contracts                             14,786         16,270          17,609          22,725
            Compensation portion                             9,465          9,211          12,360          11,986
            Free energy                                      1,735          2,534          17,755          20,511
            Others                                             361            546           3,442           2,427
         Basic network usage                                   618            912           8,230           8,274
         Network connection                                      -              -             477             471
         Distribution system usage (CUSD)                      562            296           1,720             849
         Material and services                               3,783          3,647          19,397          34,168
                                                            ------         ------         -------         -------
                                                            36,681         41,016         174,216         187,895
                                                            ------         ------         -------         -------
      Long-term liabilities
         Electric energy supply:
            Bilateral contracts                              8,555          9,788           5,221           5,973
            Free energy                                          -              -          44,589          40,284
         Material and services                                   -              -          24,128          18,132
                                                            ------         ------         -------         -------
                                                             8,555          9,788          73,938          64,389
                                                            ------         ------         -------         -------
      Total                                                 45,236         50,804         248,154         252,284
                                                            ======         ======         =======         =======

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
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04.01 - EXPLANATORY NOTES
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17. LOANS AND FINANCING

                                                                           Parent Company         Consolidated
                                                                     -----------------------------------------------
                                                                     03/31/2004  12/31/2003  03/31/2004   12/31/2003
                                                                     ----------  ----------  ----------   ----------
Local currency
--------------
Interest of up to 7% p.a. and monetary restatement based on TJLP
  (Finame, Banese and BNDES)                                           40,349      42,869     523,296       517,852
Interest of 1% p.a. and monetary restatement based on Selic (BNDES)     1,376       2,038      71,665        74,999
Interest of up to 8% p.a. and Finel variation, RGR (Eletrobras)        13,853      13,951      23,378        24,664
Interest of up to 10% p.a. and monetary restatement based on
  IGP-DI variation (Inergus)                                                -           -      15,570        15,794
Interest of 1% p.m. and monetary restatement based on TR variation
  (Funasa) and INPC + 0.7974 p.m.                                           -           -       5,661         6,155
Interest of 1.7% to 16.77% p.a. above CDI (Banks: Mercantil,
  Rural, Unibanco, BNL, Schahin, ABC Brasil, Itau, HSBC, BBA
  Creditanstalt, BBM, Brascan, Bic Banco, Bradesco, BVA, Santos,
  Sofisa and Industrial)                                               61,621      64,515     191,229       210,832
Interest of 4.5% p.a. and monetary restatement based on UMBND
  variation (BNDES)                                                         -           -      63,961        63,885
Interest of 0.75% p.m. and monetary restatement based on
  TBF variation (Banese)                                                    -           -       4,402         4,402
Interest of up to 5% p.a. and monetary restatement above Selic
  (Banco BNL)                                                           3,221       3,208       3,221         3,208
                                                                      -------     -------     -------       -------
Total local currency                                                  120,420     126,581     902,383       921,791
                                                                      -------     -------     -------       -------

Foreign Currency (US$)
----------------------
Interest of 7.255% p.a. and exchange variation (Unibanco and Banco
  Real)                                                                     -           -       9,697        10,836
                                                                      -------     -------     -------       -------
Total                                                                 120,420     126,581     912,080       932,627
                                                                      =======     =======     =======       =======

Current portion                                                        50,862      48,649     276,430       258,177
Long-term portion                                                      69,558      77,932     635,650       674,450

      TJLP (Brazilian long-term interest rate) SELIC (Central Bank overnight rate); Finel (Energy Sector financing fund managed by Eletrobras); RGR (Global reserve for reversion quota) IGP-DI (General Price Index); TR (Reference Interest Rate); CDI (Interbank Deposit Rate); UMBND (BNDES Monetary Unit); TBF (Basic Financial Rate).


Consolidated debt includes the financing obtained by Pbpart Ltda. from BNDES, in the amount of R$54,018 (R$52,628 in December 2003), for acquisition of the controlling interest in CELB, the financing obtained by Pbpart SE2 Ltda., in the amount of R$9,944 (R$12,538 in December 2003), for acquisition of the controlling interest in Saelpa, and the financing obtained by Energipe, in the amount of R$321,973 (R$313,419 in December 2003). This financing is collateralized by the financed shares and all common and preferred shares of Companhia de Eletricidade de Nova Friburgo (CENF) held by CFLCL.

Additionally, the agreements made by Pbpart Ltda., Energipe, Cat-Leo Energia S.A. and UTEJF with BNDES contain restrictive covenants which, in general, require the Companies to maintain certain financial ratios. Noncompliance with these covenants can result in the accelerated maturity of debts. As of March 31, 2004, the Companies were in compliance with the restrictive covenants.

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CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
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04.01 - EXPLANATORY NOTES
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Financing obtained from other financial institutions is guaranteed by the revenues of the Company and its subsidiaries, in an amount equivalent to the balance of respective financing.

Financing obtained from Finame, the Government Agency for Machinery and Equipment Financing, is guaranteed by the equipment financed.

The agreements of Cat-Leo Energia S.A. and UTEJF also provide for maintenance of minimum amounts in a financial investment account linked to the payment of interest charges. As of March 31, 2004, the balance held for payment of interest to the BNDES, was reported under the caption "Temporary cash investments" in current assets, as R$15,075, in the consolidated balance sheet.

Long-term financing matures as follows:


                                                         2004
                                           ---------------------------------
                                           Parent Company       Consolidated
                                          ---------------       ------------
            2005                                  28,233            223,271
            2006                                  23,327            167,773
            2007                                   9,915            115,902
            2008                                     698             22,267
            2009                                     698             17,594
            Thereafter                             6,687             88,843
                                                  ------            -------
                                                  69,558            635,650
                                                  ======            =======


18. TAXES IN INSTALLMENTS


On July 31, 2003, CFLCL and its subsidiaries CENF, Energipe, Cat-Leo, CELB and Saelpa adopted PAES, an installment payment plan for taxes established by Law No. 10684 of May 30, 2003, which allowed them to divide into up to 180 installments the payment of debts due until February 28, 2003 to the Federal Revenue Service, Office of the Attorney-General of the Public Finances, and National Institute of Social Security (INSS). CFLCL and its subsidiaries Energipe, CELB and Saelpa and UTEJF also entered into installment plans for their ICMS (State VAT) debts with the state governments


Maturities are as follows:

                                           Parent Company       Consolidated
                                           --------------       -------------
          2004                                 6,339                   24,855
          2005                                 4,339                   28,903
          2006                                   981                   25,267
          After 2006                           6,369                  106,082
                                              ------                  -------
          Total                               18,028                  185,107
                                              ======                  =======

          Current portion                      7,346                   32,035
          Long-term portion                   10,682                  153,072

19.  CAPITAL AND DIVIDENDS - PARENT COMPANY

Subscribed and paid-in capital is represented by 51,218,232,398 (48,662,898,398 in December 2002) common shares, 82,392,170,239 Class A preferred shares and 253,492,770 Class B preferred shares, without par value. Class A preferred shares are nonvoting but have priority in the redemption of capital in the event of Company's liquidation and in the distribution of annual minimum dividends of 10%. Class B preferred shares are nonvoting but have priority in the distribution of annual fixed dividends of 6%.

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ITR - QUARTERLY INFORMATION
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04.01 - EXPLANATORY NOTES
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At a meeting held on May 25, 2000, the Board of Directors authorized the acquisition, to be held in treasury and later sold, of up to 200,000,000 common shares, 2,700,000,000 Class A preferred shares and 25,000,000 Class B preferred shares, issued by the Company. As of March 31, 2004, 16,554,955 common shares and 2,608,274,448 Class A preferred shares were acquired and are recorded under the captions "Treasury stock" in shareholders' equity in the amount of R$5,244.

At the Extraordinary Shareholders' Meeting held on December 9, 2003, the following resolutions were approved by a majority of the Company's shareholders:
1) absorption of accumulated deficit by capital stock in the amount of R$74,358, based on the special balance sheet as of September 30, 2003, without any change in the number of shares; 2) right of preferred shares, regardless of class, to cumulative dividends related to fiscal years 2003 and 2004; and 3) possibility of using capital reserves to pay these cumulative dividends in the year in which profits are insufficient for this purpose.

On April 30, 2004, the Annual Shareholders' Meeting approved, by majority vote, management accounts and the financial statements for the year ended December 31, 2003, among other.

The minority shareholders of FondElec Essential Services Growth Fund L.P. and The Latin America Energy and Electricity Fund I, L.P, each managed by FondElec Capital Advisors and Alliant Energy Holdings do Brasil, respectively, all signatories of the Shareholders' Agreement filed at this Company, initiated several suits to suspend the effects of the above-mentioned Extraordinary Shareholders' Meeting, and obtained favorable decisions on certain lawsuits at the lower court. The Company and the subsidiaries Gipar S.A. and Itacatu S.A. filed several appeals to restore the effects of these Extraordinary and Annual Shareholders' Meetings. These appeals were judged in favor of the appellants by the 18th Civil Court of the State of Rio de Janeiro and the 6th Panel, by the Associate Justice of the 2nd Section and the Special Agency of the Reporting Judge of the injunctions filed against the 6th Panel and against the Associate Justice of the 2nd Section of the Federal Regional Court of the 2nd Region, respectively, restoring in full the effectiveness of the resolutions made by the Extraordinary and Annual Shareholders' Meetings. If the final court decision denies the effectiveness of the Shareholders' Meeting resolutions, the recordings will have to be revised.

As of March 31, 2004, interim dividends, related to 2003, in the amount of R$16,723, approved by the Board of Directors' Meeting on March 29, 2004, were recorded as follows: R$5,297 as "dividends payable" in current liabilities and R$11,426 as "debts with related parties" in long-term liabilities, due to their subordination to the indenture of the 6th issuance of debentures of the Company.

Based on the decision by the 6th Panel of the Federal Regional Court, 2nd Region, the decision suspending the payment of interim dividends was revoked, and effective April 28, 2004 the Company started paying dividends to the shareholders who did not subordinate their dividends to the indenture of the 6th issuance of debentures of the Company.

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ITR - QUARTERLY INFORMATION
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20. ELECTRICITY SALES TO FINAL CONSUMERS

      a) Parent Company

                                                      Unaudited
                                -----------------------------------------------------------
                                     Number of consumer                   MWh                          R$
                                  ------------------------     ------------------------     ------------------------
                                  03/31/2004    03/31/2003     03/31/2004    03/31/2003     03/31/2004    03/31/2003
                                  ----------    ----------     ----------    ----------     ----------    ----------
      Residential                    227,439        220,446        75,657         78,866        31,709         25,601
      Industrial                       3,233          3,237        69,397         78,536        13,990         12,655
      Commercial                      26,524         26,387        34,025         36,031        11,958          9,551
      Rural                           39,608         37,968        25,515         25,445         5,929          4,465
      Public sector:
        Federal                           43             41            69             72            62             48
         State                           383            380         1,468          1,521           465            362
       Municipal                       2,377          2,358         3,091          3,204         1,086            845
      Public lighting                    222            212        14,720         14,553         3,066          2,299
      Public Service                     476            463         7,735          8,213         1,682          1,390
      Own consumption                    138            144           539            583             -              -
                                   ---------      ---------    ----------     ----------      --------      ---------
                                     300,443        291,636       232,217        248,024        69,947         57,216
      Electric energy supply               -              -        63,020          8,178         1,235             39
      Unbilled sales (net)                 -              -        (1,263)        (5,173)         (319)        (1,020)
      Other billed services                -              -             -              -         5,082          3,644
                                   ---------      ---------    ----------     ----------      --------      ---------
      Total                          300,443        291,636       293,974        251,029        75,945         59,879
                                     =======        =======       =======        =======        ======         ======

     The electric energy supply shown above includes ICMS (state VAT) in the amount of R$14,740 (R$12,287 as of March 31, 2003).

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                Corporate Legislation
ITR - QUARTERLY INFORMATION                 03/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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04.01 - EXPLANATORY NOTES
--------------------------------------------------------------------------------


      b) Consolidated

                                                    Unaudited
                                 -------------------------------------------------------
                                   Number of consumers (*)              MWh                            R$
                                 -------------------------     -------------------------      -------------------------
                                 03/31/2004     03/31/2003     03/31/2004     03/31/2003      03/31/2004     03/31/2003
                                 ----------     ----------     ----------     ----------      ----------     ----------
  Residential                    1,516,932      1,469,271        449,571        446,239         148,231        113,821
  Industrial                        11,410         11,881        456,409        521,358          73,370         65,332
  Commercial                       129,606        121,107        221,254        222,154          66,284         50,892
  Rural                            108,237         92,649         76,678         77,486          13,286          9,952
  Public sector:
    Federal                            701            667         14,105         13,359           5,561          4,062
    State                            7,034          6,766         21,957         21,034           6,335          4,662
    Municipal                       12,419         11,996         21,066         20,045           4,624          3,398
  Public lighting                    1,278          1,158         85,185         84,905          14,256         10,642
  Public Service                     1,622          1,582         77,587         81,640          12,603          9,994
  Own consumption                      312            335          2,145          2,306               -              -
                                 ---------      ---------      ---------      ---------       ---------      ---------
                                 1,789,551      1,717,412      1,425,957      1,490,526         344,550        272,755
  Electric energy supply                 7             15        274,405         52,269          30,146         10,665
  Unbilled sales (net)                   -              -        (12,028)       (16,889)         (2,097)        (2,439)
  Other billed services                                                                          11,710          3,933
                                 ---------      ---------      ---------      ---------       ---------      ---------
  Total                          1,789,558      1,717,427      1,688,334      1,525,906         384,309        284,914
                                 =========      =========      =========      =========       =========      =========

          (*) Sum of CFLCL, Energipe, CELB, Saelpa and CENF consumers.

          The electric energy supply shown above includes ICMS (state VAT) in the amount of R$67,270 (R$52,577 as of March 31, 2003).


21.   MANAGEMENT REMUNERATION

For the quarter ended March 31, 2004, Personnel expenses includes management remuneration in the amount of R$383 (R$341 in the same period of 2003), for Parent Company, and R$1,446 (R$1,251 in the same period of 2003), on a consolidated basis.


22.   PROVISION FOR CONTINGENCIES

The balance of the provision for contingencies of R$3,158 (R$91,489 in consolidated) takes into consideration management's estimate of probable losses, as well as the legal counsel's opinion, and other information as of the date of review of quarterly information, which is consistent with the procedure adopted at 2003 yearend. For ongoing litigation, the Company and subsidiaries have escrow deposits amounting to R$487 (R$43,270, consolidated).

The provision for contingencies is made up as follows:

                              Parent Company                 Consolidated
                              --------------                 ------------
                       03/31/2004      12/31/2003      03/31/2004    12/31/2003
                       ----------      ----------      ----------    ----------
   Contingencies
   Labor                    756              705         37,922        37,407
      Civil               1,518            1,494         32,268        31,944
      Tax                   884              904         21,299        20,659
                          -----            -----         ------        ------
   Total                  3,158            3,103         91,489        90,010
                          =====            =====         ======        ======

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION


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--------------------------------------------------------------------------------
04.01 - EXPLANATORY NOTES
--------------------------------------------------------------------------------


23.   FINANCIAL INSTRUMENTS (CVM INSTRUCTION NO. 235/95)

Financial instruments, assets and liabilities, are recorded in balance sheet accounts at compatible market values.

For the quarter ended March 31, 2004, the Company and its subsidiaries do not have derivative instruments.


24.   SUPPLEMENTARY RETIREMENT AND PENSION PLANS

The Company and its subsidiaries CENF, Energipe, Saelpa, and CELB sponsor supplementary retirement and pension plans for their employees, either defined contribution (CFLCL and CENF) or defined benefit (Energipe, Saelpa, and CELB). Defined benefit plans are evaluated on an actuarial basis at each yearend, aiming at checking whether contributions are sufficient to set up reserves required to meet current and future payment commitments.

For the first quarter of 2004, such plan sponsorship expenses were R$88 (Parent Company) and R$2,104 (consolidated).

The retirement and pension plans sponsored by Energipe and Saelpa recorded, as of March 31, 2004, an estimated actuarial deficit of R$20,619 (R$3,536 in current liabilities and R$17,083 in long-term liabilities) and R$24,536 (R$4,491 in current liabilities and R$20,045 in long-term liabilities), respectively. For consolidated, the amount of R$8,027 is recorded in current liabilities and R$37,128 in long-term liabilities.

25.   NEW MODEL FOR THE ELECTRIC ENERGY SECTOR

At the end of 2003, the Ministry of Mines and Energy (MME) disclosed the bases for a comprehensive institutional reform in the Brazilian electric energy sector. The main changes in the institutional environment were defined by Provisional Measures No. 144 and No. 145 changed, on March 15, 2004, into Laws No. 10,848 and No. 10,847, respectively, mainly the following:

o    Transfer of several responsibilities from ANEEL to MME;

o Creation of the Energy Research Company (EPE), the Power System Monitoring Committee (CMSE) and the Electric Power Trade Board (CCEE) which, in summary, will centralize planning, monitoring over the expansion of generation and transmission activities, and market management;

o Definition of new rules for the trade of electric energy among market participants, mainly the following: increase in electric energy supply through competition (bid for new generation projects); coexistence of two contracting environments: free (ACL) and regulated (ACR); orientation of distribution activities only as regards the network service and sale of energy to captive consumers (it is mandatory to meet 100% of their electric energy requirements); restriction for distributors to sign new agreements for purchase and sale of electric energy; and new rules for free energy consumers.

To date, significant definitions are still pending regulation through decrees, administrative rulings and/or resolutions. Management is still evaluating the possible impacts of these Provisional Measures on the operations of the Company and its subsidiaries.

26.   TRANSLATION OF THE REPORT ORIGINALLY ISSUED IN PORTUGUESE

As discussed in Note 2, the accompanying quarterly financial information is presented on the basis of Brazilian accounting practices. Certain accounting practices of the Company and its subsidiaries that conform to those accounting practices in Brazil may not conform to accounting principles generally accepted in other countries.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

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          00327-1  CIA FORCA E LUZ CATAGUAZES-LEOPOLDINA      19.527.639/0001-58
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05.01 - COMMENTARY ON THE QUARTERLY PERFORMANCE OF THE COMPANY
--------------------------------------------------------------------------------

After the first three months of 2004, we consider it important to point out the following facts:

Gross revenue from sales and/or services increased 34.9%

Cataguazes-Leopoldina (CFLCL)'s consolidated gross revenue from sales and/or services for this quarter was R$99,395 thousand higher when compared to the same period of 2003, which corresponds to a 34.9% increase, reaching R$384,309 thousand. This result was basically due to average increases in the tariffs of CFLCL (33.86% on June 18, 2003), CENF (35.78% in June 2003), Energipe (29.71% in
April 2003), Saelpa (33.40% on August 28, 2003) and CELB (23.98% on February 4, 2003 and 18.39% on February 4, 2004) after the second quarter of 2003, as well as the recovery of residential consumers, of higher added value, whose share in CFLCL's consolidated market increased from 29.9%, in the first quarter of 2003, to 31.5%, in this quarter.


On the other hand, total consolidated physical sales of electric energy of Cataguazes-Leopoldina (CFLCL) and its subsidiaries CENF, Energipe, CELB and Saelpa increased 10.6% when compared to the same period last year. This positive result was basically due to the volume of sales to MAE (Wholesale Energy Market), since sales in the Sistema Cataguazes-Leopoldina's retail market decreased by 4.3% (6.4% in the concession area of the parent company CFLCL) for the same period. This decrease in consolidated sales volume was basically due to the loss of three free energy consumers (impact of 77 GWh) in the concession area of the Sistema Cataguazes-Leopoldina - one of CFLCL and two of the subsidiary Energipe - which resulted in a 12.5% decrease in consolidated physical sales to the industrial consumer class. However, distributors billed these consumers for electricity network usage charges, which softened the financial impacts of this reduction.

                                    Energy sales in the 1st quarter of 2004
                                                   (In GWh)

                                                                                                 Consolidated
Description                         CFLCL      CENF    Energipe     CELB    Saelpa     Sales     Variation % (*)
----------------                   -------    ------    --------   ------   -------   -------     ---------------
Residential                          76        31        121         30       192        450            + 0.7
Industrial                           69        13        137         72       165        456            - 12.5
Commercial                           34        14         70         18        85        221             - 0.4
Other                                53        11         93         13       129        298             - 0.7
                                    ------    ------    --------   -------   -------   -------         --------
Subtotal (own market)               232        69        421        133       571      1,426              - 4.3
                                    ------    ------    --------   -------   -------   -------         --------
Electric energy supply/MAE           63        11         98          7        37        274            + 425.0
Unbilled                            (1)       (1)        (3)        (1)       (7)       (12)             - 28.8
                                    ------    ------    --------   -------   -------   -------         --------
Total                               294        79        516        139       601      1,688             + 10.6
                                    ======    ======    ========   =======    ======   =======         ========
Variation in sales - 1st quarter
    of 2004/2003                    +17.1      +0.8       +9.5       +0.8      +3.5     +10.6

(*) Over the same period of 2003.

Controllable expenses had lower impact on the spread and consolidated generation of operating cash increased 24.8%



CFLCL and its subsidiaries continue endeavoring to rationalize its controllable operating costs (personnel, material and outside services) by adopting several measures, such as internalization of services formerly outsourced and standardization of processes, without losing sight of the quality of electric energy supply to customers. By following this path, it was possible to reduce, in the first quarter of 2004, the impact of consolidated controllable expenses on the respective consolidated spread (net sales less energy purchased less sectorial charges). In the first three months of 2004, the impact of controllable expenses was 31.4% of the spread, against 41.9% for the same quarter of 2003.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

--------------------------------------------------------------------------------
          00327-1  CIA FORCA E LUZ CATAGUAZES LEOPOLDINA      19.527.639/0001-58
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05.01 - COMMENTARY ON THE QUARTERLY PERFORMANCE OF THE COMPANY
--------------------------------------------------------------------------------

As a result, CFLCL's consolidated generation of operating cash, calculated based on EBITDA, was 24.8% higher than in the first quarter of 2003, totaling R$85,822 thousand (R$11,479 thousand for the parent company CFLCL), which represents a consolidated EBITDA margin of 30.4%.

                                     Generation of Operating Cash (EBITDA)
                                                  (In R$000)

Description                                      1st quarter of 2004       1st quarter of 2003       Variation %
----------------------------------               -------------------       -------------------       -----------
CFLCL                                                 11,479                     13,983                 - 17.9
CENF                                                   1,281                      1,052                 + 21.8
Energipe                                              29,336                     12,345                + 137.6
CELB                                                   5,075                      2,234                + 127.2
Saelpa                                                26,515                     32,148                 - 17.5
Cat-Leo Energia                                        6,220                      2,202                + 182.5
Usina Termeletrica de Juiz de Fora                    11,053                      9,810                 + 12.7
                                                      ------                    -------               --------
CFLCL Consolidated                                    85,822                     68,789                   24.8
                                                      ======                    =======               ========

EBITDA = revenue from electric energy services + depreciation and amortization.


We point out that Saelpa's cash generation in the first quarter of 2003 was positively affected by a reversal of the allowance for doubtful accounts and contingencies in the amount of R$19,040 thousand. This reversal resulted from debt negotiations with consumers, mainly municipal governments, who signing of the terms of the acknowledgement of debt and approval of the public lighting charges allowed the effective payment of energy bills. Therefore, Saelpa's generation of operating cash was 17.5% lower in the first quarter of 2004 when compared to the same period of 2003.


Subsidiaries' result reflected a gain of R$10,756 thousand and CFLCL reduced consolidated loss by 71%



     Subsidiaries' result: as a result of the operational performance of the subsidiaries engaged in generation activities, Cat-Leo Energia and Usina Termeletrica de Juiz de Fora, and subsidiaries engaged in distribution activities, CENF, Energipe, CELB and Saelpa, Cataguazes-Leopoldina recorded, in the first quarter of 2004, an equity gain in its direct and indirect subsidiaries of R$10,756 thousand. Equity in subsidiaries in the first quarter of 2003 was negative by R$59 thousand.



     This result, by company, is shown as follows:


                                            Equity in subsidiaries
                                                  (In R$000)
                                                           Net income (loss)              Equity in subsidiaries
                                                      --------------------------
     Company                                          1 QT / 2004      1 QT/2003        1 QT/2004         1 QT/2003
     ----------------------                           ------------     ---------        ---------         ---------
     Energisa (*)                                         9,744         (8,423)            4,879            (4,217)
     CENF                                                   213             456              127                271
     Cat-Leo Energia (**)                                 5,770           4,300            5,770              4,300
     Other                                                 (63)           (441)             (20)              (413)
                                                          -----           -----           ------            -------
     Total                                                    -               -           10,756               (59)
                                                          -----           -----           ------            -------


     (*) Indirectly controls Energipe, CELB and Saelpa.

     (**) Jointly controls Usina Termeletrica de Juiz de Fora.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

--------------------------------------------------------------------------------
          00327-1  CIA FORCA E LUZ CATAGUAZES LEOPOLDINA      19.527.639/0001-58
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05.01 - COMMENTARY ON THE QUARTERLY PERFORMANCE OF THE COMPANY
--------------------------------------------------------------------------------

    Cataguazes-Leopoldina reduced its consolidated loss by 71% (70% for the parent company CFLCL): financial expenses still impaired the consolidated result in the first quarter of 2004, when compared to the same period last year. The consolidated loss in these first three months amounted to R$4,477 thousand (R$4,861 thousand for the parent company CFLCL) against a loss of R$15,570 thousand (R$16,005 thousand for the parent company CFLCL) in the first quarter of 2003.



    Consolidated net financial expenses in the first quarter of 2004 amounted to R$50,854 thousand, against R$55,175 thousand in the first quarter of 2003, which represents a reduction of 8%. The debt rescheduling of Sistema Cataguazes-Leopoldina companies begins to influence its solvency levels, as evidenced through CFLCL's consolidated bank debt profile, whose short-term debts currently represent 32% of total bank debts, against 45% recorded for the same quarter last year.



    Please find below the equity, commercial and performance indicators, Parent Company and consolidated, of CFLCL and its subsidiaries, as of March 31, 2004:

                                    CFLCL     CENF     Energipe      CELB     Saelpa    Cat-Leo (*)   Consolidated
                                    -----     ----     --------      ----     ------    -----------   -------------


Physical data
Number of employees                     704       89          815       212      1,456            71          3,347
Number of consumers
   (thousand)                           300       80          438       132        839             -          1,790
GWh sold in the own market              232       69          421       133        571             -          1,426

Financial data (R$ thousand)
----------------------------
Total assets                        949,692   91,153    1,275,769   103,543    724,047       330,470      2,908,981
Cash and banks                       26,603    1,723       17,023     6,279      7,856        18,911         79,494
Indebtedness (**)                   373,135    8,607      399,108    20,105     96,041       148,120      1,094,506
Shareholders' equity (***)          339,177   40,032      429,120    15,048    172,496        30,886        304,063
Gross revenue from sales
  and/or services                    75,945   20,213      112,805    25,984    141,333        19,505        384,309
Net revenue from sales
  and/or services                    53,844   13,511       83,695    20,064    104,942        18,262        282,677
Income from operations                8,150      644       25,932     4,317     22,085        10,397         71,774
Financial expenses, net            (23,830)    (353)     (16,066)   (1,122)    (6,286)       (3,481)       (50,854)
Net income (loss)                   (4,861)      213        9,989     2,170     10,649         5,770        (4,477)
Generation of funds (EBITDA)         11,479    1,281       29,336     5,075     26,515        11,746         85,822
EBITDA / net revenue (%)               21.3      9.5         35.1      25.3       25.3          64.3           30.4

(*)  Consolidated - Cat-Leo Energia jointly controls Usina Termeletrica de
       Juiz de Fora; they made consolidated sales of 153 GWh in the quarter.

(**) Indebtedness = loans and financing + debentures - regulatory assets

(***)Exclude R$260,121 thousand from Energipe's shareholders' equity, in connection with advance for future capital increase of its parent company Energisa S.A.

(***)Exclude R$12,000 thousand from CELB's shareholders' equity, in connection with advance for future capital increase of its parent company Pbpart Ltda.



Dividends of R$0.2092 and R$0.1255 per thousand class "A" and "B" preferred shares, respectively


Based on decisions of the Board of Directors' Meeting on March 29, 2004, on April 28, 2004 CFLCL started paying the 170th dividend for preferred shares related to 2003, as follows: R$0.2092 per thousand class "A" preferred shares and R$0.1255 per thousand class "B" preferred shares.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION       03/31/2004     Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

--------------------------------------------------------------------------------
          00327-1  CIA FORCA E LUZ CATAGUAZES LEOPOLDINA      19.527.639/0001-58
--------------------------------------------------------------------------------
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05.01 - COMMENTARY ON THE QUARTERLY PERFORMANCE OF THE COMPANY
--------------------------------------------------------------------------------

Consolidated investments reached R$42 million

In the first three months of 2004, CFLCL and its subsidiaries CENF, Cat-Leo Energia, Usina Termeletrica de Juiz de Fora, Energipe, CELB and Saelpa invested R$42,491 thousand (R$47,603 thousand in the first quarter of 2003) in the maintenance and improvement of its electric systems.


                                              Investments in the
                                             first quarter of 2004

Amounts in R$ 000               CFLCL(*)    CENF    Energipe   CELB     Saelpa     Total       Variation % (**)
------------------------        --------    ----    --------   ----     ------     -----       ----------------
Generation                        15,711       14        24        -         -      15,749            - 49
Transmission, distribution and     4,359      888     3,722    1,204    16,569      26,742            + 66
                                   -----      ---     -----    -----    ------      ------             ----
  other
Total                             20,070      902     3,746    1,204    16,569      42,491             - 11
                                  ======      ===     =====    =====    ======      ======             ====

(*) Include investments in generation of Cat-Leo Energia (R$14,353 thousand) and Usina Termeletrica de Juiz de Fora (R$42 thousand).
(**) Over the same period of 2003.


Performance of shares on Bovespa


In the first quarter of 2004, CFLCL's class "A" preferred shares appreciated 9.2% on Bovespa (Sao Paulo Stock Exchange), against a 7.5% fall in of the IEE (electric energy sector index). At the end of March, CFLCL's class "A" preferred shares were quoted at 60% of their equity value, equivalent to R$2.58 per thousand shares.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code      2 - Corporate Name                         3 - CNPJ
00327-1           CIA FORCA E LUZ CATAGUAZES LEOPOLDINA      19.527.639/0001-58
--------------------------------------------------------------------------------

06.01 - CONSOLIDATED BALANCE SHEET ASSETS THOUSAND REAIS

-------------------- -------------------------------------------------------------- ---------------- -----------------
1 - CODE             2 - DESCRIPTION                                                3-03/31/2004     4-12/31/2003
-------------------- -------------------------------------------------------------- ---------------- -----------------
1                    Total assets                                                         2,908,981         2,928,098
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.01                 Current assets                                                         540,951           565,229
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.01.01              Cash on hand                                                            79,494            60,088
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.01.01.01           Cash and banks                                                          21,469            28,771
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.01.01.02           Marketable securities                                                   58,025            31,317
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.01.02              Credits                                                                322,358           320,219
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.01.02.01           Accounts receivable from Clients/Consumers                             260,779           258,195
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.01.02.02           Notes and other accounts receivable                                     68,587            61,763
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.01.02.03           Renegotiated receivables                                                 8,295             7,810
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.01.02.04           Extraordinary tariff recovery                                           47,781            49,787
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.01.02.05           (-) Allowance for doubtful accounts                                   (63,084)          (57,336)
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.01.03              Stocks Inventory                                                         2,157             2,479
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.01.04              Other                                                                  136,942           182,443
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.01.04.01           Recoverable taxes                                                       61,731            53,958
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.01.04.02           Low-Income Consumers                                                    11,405            11,138
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.01.04.03           Prepaid expenses                                                        48,135            23,508
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.01.04.04           Other                                                                   15,671            93,839
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.02                 Long term assets                                                       544,623           553,496
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.02.01              Miscellaneous credits                                                  236,635           235,422
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.02.01.01           Accounts receivable from Clients/Consumers                              40,886            35,833
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.02.01.02           Notes and other accounts receivable                                     36,232            35,532
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.02.01.03           Renegotiated receivables                                                62,464            63,248
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.02.01.04           Extraordinary tariff recovery                                           99,654           103,883
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.02.01.05           (-) Allowance for doubtful accounts                                    (2,601)           (3,074)
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.02.02              Credits with Affiliated Persons                                              0                 0
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.02.02.01           Credits with Affiliated Companies                                            0                 0
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.02.02.02           Subsidiaries                                                                 0                 0
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.02.02.03           Other related entities                                                       0                 0
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.02.03              Others                                                                 307,988           318,074
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.02.03.01           Judicial deposits                                                       43,270            39,383
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.02.03.02           Tax credits                                                            181,445           182,375
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.02.03.03           Recoverable taxes                                                       12,212            13,002
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.02.03.04           Emergency Energy Rationing Program                                      38,608            40,178
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.02.03.05           Others                                                                  32,453            43,136
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.03                 Permanent assets                                                     1,823,407         1,809,373
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.03.01              Investments                                                             10,681            10,625
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.03.01.01           Holdings in affiliates                                                     167               161
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.03.01.02           Holdings in subsidiaries                                                     0                 0
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.03.01.03           Other investments                                                       10,514            10,464
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.03.02              Fixed assets                                                         1,379,423         1,364,278
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.03.02.01           Hydraulic Production                                                   204,371           203,557
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.03.02.02           Transmission System associated to Production                            20,973            22,050
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.03.02.03           Distribution of Lines/ Nets/Substations                                996,392           978,968
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.03.02.04           Sales                                                                   16,296            15,966
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.03.02.05           Administration                                                          89,846            88,136
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.03.02.06           Current fixed assets                                                   172,780           150,908
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.03.02.07           (-) Accumulated Depreciation                                         (439,740)         (424,474)
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.03.02.08           Premium in incorporated company                                        470,389           473,047
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.03.02.09           (-)Goodwill premium amortization                                             0                 0
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.03.02.10           (-) Special Obligations                                              (151,884)         (143,880)
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.03.03              Deferred                                                               433,303           434,470
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.03.03.01           Goodwill premium at investments                                        428,223           429,328
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.03.03.02           Software Acquisition Costs                                               6,399             6,202
-------------------- -------------------------------------------------------------- ---------------- -----------------
1.03.03.03           (-) Accumulated Amortization                                           (1,319)           (1,060)
-------------------- -------------------------------------------------------------- ---------------- -----------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION       03/31/2004     Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code      2 - Corporate Name                         3 - CNPJ
00327-1           CIA FORCA E LUZ CATAGUAZES LEOPOLDINA      19.527.639/0001-58
--------------------------------------------------------------------------------

06.02 - CONSOLIDATED BALANCE SHEET LIABILITIES (THOUSAND REAIS)


-------------------- -------------------------------------------------------------- ---------------- -----------------

1 - CODE             2 - DESCRIPTION                                                3-03/31/2004     4-12/31/2003
-------------------- -------------------------------------------------------------- ---------------- -----------------
2                    Total liabilities                                                    2,908,981         2,928,098
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.01                 Current liabilities                                                    707,008           706,812
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.01.01              Loans and financing                                                    276,430           258,177
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.01.02              Debentures                                                              95,323            76,334
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.01.03              Suppliers                                                              174,216           187,895
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.01.04              Taxes, fees and contributions                                           95,596           106,556
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.01.04.01           VAT (ICMS) payable                                                      25,793            30,412
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.01.04.02           Social charges payable                                                   2,653             3,473
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.01.04.03           Income tax and social contributions payable                              9,100            14,997
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.01.04.04           Social contribution (PIS / Cofins) payable                              24,004            20,618
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.01.04.05           Income tax withheld at the source                                          885             5,084
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.01.04.06           Taxes payments                                                          32,035            30,749
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.01.04.07           Others                                                                   1,126             1,223
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.01.05              Dividends payable                                                            0                 0
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.01.06              Provisions                                                              10,006             9,833
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.01.06.01           Provisions for vacations and salaries                                   10,006             9,833
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.01.07              Debt owed to affiliates                                                      0                 0
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.01.08              Others                                                                  55,437            68,017
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.01.08.01           Salaries payable                                                         1,292             1,652
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.01.08.02           Consumer charges payable                                                 8,094             3,043
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.01.08.03           Interest on own capital payable                                          8,551             8,565
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.01.08.04           Incumbency of debts                                                      4,670             5,029
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.01.08.05           Low-Income Consumers                                                     9,133            20,866
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.01.08.06           Others                                                                  23,697            28,862
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.02                 Long term liability                                                  1,384,590         1,411,231
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.02.01              Loans and financing                                                    635,650           674,450
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.02.02              Debentures                                                             158,768           160,283
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.02.03              Provisions                                                                   0                 0
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.02.04              Debt owed to affiliates                                                162,884           161,597
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.02.05              Others                                                                 427,288           414,901
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.02.05.01           Suppliers                                                               73,938            64,389
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.02.05.02           Taxes payable                                                           32,035            27,256
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.02.05.03           Provision for actuarial deficit                                         37,128            36,500
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.02.05.04           Taxes payments                                                         153,072           153,746
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.02.05.05           Provisions for contingencies                                            91,489            90,010
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.02.05.06           Others                                                                  39,626            43,000
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.03                 Results of future periods                                                    0                 0
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.04                 Minority participation                                                 513,320           501,515
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.05                 Net equity                                                             304,063           308,540
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.05.01              Paid in capital                                                        279,977           279,977
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.05.01.01           Common stocks                                                          107,123           107,123
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.05.01.02           Preferred stocks A                                                     172,324           172,324
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.05.01.03           Preferred stocks B                                                         530               530
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.05.02              Capital reserve                                                         31,138            31,138
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.05.02.01           Monetary correction of capital                                           9,837             9,837
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.05.02.02           Premium subscription of shares                                           6,057             6,057
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.05.02.03           Special monetary correction of capital                                   4,175             4,175
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.05.02.04           Remuneration of fixed assets in progress                                 6,386             6,386
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.05.02.05           Investment subsidy reserve                                               9,927             9,927
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.05.02.06           Treasury shares                                                        (5,244)           (5,244)
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.05.03              Revaluation reserve                                                          -                 -
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.05.03.01           Own assets                                                                   -                 -
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.05.03.02           Subsidiaries/affiliates                                                      -                 -
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.05.04              Profit reserve                                                               -                 -
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.05.04.01           Legal reserve                                                                -                 -
-------------------- -------------------------------------------------------------- ---------------- -----------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION       03/31/2004     Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code      2 - Corporate Name                         3 - CNPJ
00327-1           CIA FORCA E LUZ CATAGUAZES LEOPOLDINA      19.527.639/0001-58
--------------------------------------------------------------------------------

06.02 - CONSOLIDATED BALANCE SHEET LIABILITIES (THOUSAND REAIS)

-------------------- -------------------------------------------------------------- ---------------- -----------------

1 - CODE             2 - DESCRIPTION                                                3-03/31/2004     4-12/31/2003
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.05.04.02           Statutory reserve                                                            -                 -
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.05.04.03           Contingency reserve                                                          -                 -
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.05.04.04           Reserve for future profits                                                   -                 -
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.05.04.05           Retained profit                                                              -                 -
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.05.04.06           Special reserve for undistributed dividends                                  -                 -
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.05.04.07           Other income reserve                                                         -                 -
-------------------- -------------------------------------------------------------- ---------------- -----------------
2.05.05              Accumulated earnings/losses                                            (7,052)           (2,575)
-------------------- -------------------------------------------------------------- ---------------- -----------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code      2 - Corporate Name                         3 - CNPJ
00327-1           CIA FORCA E LUZ CATAGUAZES LEOPOLDINA      19.527.639/0001-58
--------------------------------------------------------------------------------

07.01 - CONSOLIDATED INCOME STATEMENT (THOUSAND REAIS)

----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
1 - CODE            2 - DESCRIPTION                             3-01/01/2004    4-01/01/2004      5-01/01/2003     5-01/01/2003
                                                                to 03/31/2004   to 03/31/2004     to 03/31/2003    to 03/31/2003
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.01              Gross revenue from sales/services                    384,309          384,309           284,914         284,914
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.01.01           Gross revenue in the year                            384,309          384,309           284,914         284,914
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.01.02           Extraordinary tariff recovery adjustment                   0                0                 0               0
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.01.03           Electricity sales - MAE adjusted                           0                0                 0               0
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.02              Deductions from gross revenue                      (101,632)        (101,632)          (69,734)         (69,734)
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.02.01           Invoiced ICMS                                       (67,270)         (67,270)          (52,577)         (52,577)
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.02.02           Pis, Cofins, and ISS                                (30,960)         (30,960)          (13,798)         (13,798)
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.02.03           Quotas to the Global Reversion Reserve - RGR         (3,402)          (3,402)           (3,359)          (3,359)
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.03              Net revenue from sales/services                      282,677          282,677           215,180          215,180
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.04              Cost of goods/services sold                        (210,903)        (210,903)         (159,727)        (159,727)
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.04.01           Personnel                                           (26,526)         (26,526)          (24,855)         (24,855)
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.04.02           Material                                             (3,219)          (3,219)           (3,274)          (3,274)
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.04.03           Services rendered by third parties                  (13,625)         (13,625)          (11,834)         (11,834)
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.04.04           Electric energy purchased for resale               (110,047)        (110,047)          (92,959)         (92,959)
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.04.05           Electric energy purchased-Extraordinary tariff
                  recovery adjustment                                        0                0                 0               0
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.04.06           Electric energy purchased-MAE reversal                     0                0                 0               0
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.04.07           Royalties on Hydro Resources                           (134)            (134)             (119)           (119)
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.04.08           Electric Potency Transportation Charge              (19,781)         (19,781)          (14,276)        (14,276)
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.04.09           Depreciation / Amortization                         (14,048)         (14,048)          (13,336)        (13,336)
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.04.10           Fuel quota equalization -CCC                        (14,721)         (14,721)          (12,649)        (12,649)
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.04.11           Provision (reversion) for contingencies              (4,334)          (4,334)            18.488          18.488
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.04.12           Other expenses                                       (4,468)          (4,468)           (4,913)         (4,913)
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.05              Earnings before interest and taxes (EBIT)             71,774           71,774            55.453          55.453
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.06              Other operating expenses                            (54,612)         (54,612)          (59,881)        (59,881)
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.06.01           Sales                                                      0                0                 0              0
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.06.02           General and administrative                                 0                0                 0              0
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.06.03           Financial results                                   (50,854)         (50,854)          (55,175)        (55,175)
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.06.03.01        Financial revenue                                      9,178            9,178             9,263          9,263
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.06.03.02        Financial expenses                                  (60,032)         (60,032)          (64,438)        (64,438)
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.06.04           Other operating revenue                                    0                0                 0               0
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.06.05           Other operating expenses                             (3,764)          (3,764)           (4,719)         (4,719)
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.06.05.01        Premium Amortization                                 (3,764)          (3,764)           (4,719)         (4,719)
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------
3.06.06           Equity adjustment result                                   6                6                13             13
----------------- -------------------------------------------- --------------- ----------------- ----------------- ---------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION        03/31/2004    Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code      2 - Corporate Name                         3 - CNPJ
00327-1           CIA FORCA E LUZ CATAGUAZES LEOPOLDINA      19.527.639/0001-58
--------------------------------------------------------------------------------

07.01 - CONSOLIDATED INCOME STATEMENT

----------------- ----------------------------------------- ------------------- ----------------- ----------------- ----------------
1 - CODE            2 - DESCRIPTION                               3-01/01/2004      4-01/01/2004       5-01/01/2003     5-01/01/2003
                                                                 to 03/31/2004     to 03/31/2004      to 03/31/2003    to 03/31/2003
----------------- ----------------------------------------- ------------------- ----------------- ----------------- ----------------
3.07      Operating income                                              17,162            17,162           (4,428)          (4,428)
--------- ------------------------------------------------- ------------------- ----------------- ----------------- ----------------
3.08      Non-operating income                                             116               116               967              967
--------- ------------------------------------------------- ------------------- ----------------- ----------------- ----------------
3.08.01   Revenue                                                          777               777             1,483            1,483
--------- ------------------------------------------------- ------------------- ----------------- ----------------- ----------------
3.08.02   Expenses                                                       (661)             (661)             (516)            (516)
--------- ------------------------------------------------- ------------------- ----------------- ----------------- ----------------
3.09      Earning before tax / profit-sharing                           17,278            17,278           (3,461)          (3,461)
--------- ------------------------------------------------- ------------------- ----------------- ----------------- ----------------
3.10      Provision for income tax and social contribution             (9,893)           (9,893)           (9,154)          (9,154)
--------- ------------------------------------------------- ------------------- ----------------- ----------------- ----------------
3.10.01   Social contribution                                          (2,372)           (2,372)           (2,414)          (2,414)
--------- ------------------------------------------------- ------------------- ----------------- ----------------- ----------------
3.10.02   Income tax                                                   (7,521)           (7,521)           (6,740)          (6,740)
--------- ------------------------------------------------- ------------------- ----------------- ----------------- ----------------
3.11      Deferred income tax                                                0                 0                 0                0
--------- ------------------------------------------------- ------------------- ----------------- ----------------- ----------------
3.12      Profit sharing/statutory contributions                             0                 0                 0                0
--------- ------------------------------------------------- ------------------- ----------------- ----------------- ----------------
3.12.01   Profit sharing                                                     0                 0                 0                0
--------- ------------------------------------------------- ------------------- ----------------- ----------------- ----------------
3.12.02   Contributions                                                      0                 0                 0                0
--------- ------------------------------------------------- ------------------- ----------------- ----------------- ----------------
3.13      Reversion of interest on own capital                               0                 0                 0                0
--------- ------------------------------------------------- ------------------- ----------------- ----------------- ----------------
3.14      Minority participation                                      (11,862)          (11,862)           (2,955)          (2,955)
--------- ------------------------------------------------- ------------------- ----------------- ----------------- ----------------
3.15      Net income                                                   (4,477)           (4,477)          (15,570)         (15,570)
--------- ------------------------------------------------- ------------------- ----------------- ----------------- ----------------
          Number of shares, ex. Treasury (THOUSAND)                131,239,066       131,239,066       124,572,399      124,572,399
--------- ------------------------------------------------- ------------------- ----------------- ----------------- ----------------
          Earnings per Share
--------- ------------------------------------------------- ------------------- ----------------- ----------------- ----------------
          Loss per share                                             (0,00003)     (0,00003)          (0,00012)      (0,00012)
--------- ------------------------------------------------- ------------------- ----------------- ----------------- ----------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

--------------------------------------------------------------------------------
00327-1           CIA FORCA E LUZ CATAGUAZES - LEOPOLDINA     19.527.639/0001-58
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
08.01 - COMMENTS ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER
-------------------------------------------------------------------------------
See comments on the parent company performance, item 05.01

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code      2 - Corporate Name                         3 - CNPJ
00327-1           CIA FORCA E LUZ CATAGUAZES LEOPOLDINA      19.527.639/0001-58
--------------------------------------------------------------------------------

09.01 - INTEREST IN SUBSIDIARIES / AFFILIATES
-------------------------------------------------------------------------------

------------ ---------------------------------------- ------------------ ------------------- ---------------------------------------
1-ITEM       2-Corporate Name                         3-CGC              4- Classification  5- Participation in   6- Net equity
                                                                                               the capital of the    of the investor
                                                                                               invested company
------------ ---------------------------------------- ------------------ ------------------- --------------------- -----------------
7-Type of Company                                     8-Number of shares held in current quarter  9- Number of shares held in
                                                                      (THOUSAND)                     previous quarter
                                                                                                              (THOUSAND REAIS)
------------------------------------------------------------------------------------------------------------------------------------
    01       CIA DE ELETRICIDADE DE NOVA FRIBURGO     33.249.046/0001-06  CLOSELY-HELD COMPANY     59.47             15,16
------------ ---------------------------------------- ------------------ ------------------------ ---------------  -----------------
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION                                    57,509                              57,509
----------------------------------------------------- ------------------------------------------- ----------------------------------

----------------------------------------------------- ------------------------------------------- ----------------------------------

------------ ---------------------------------------- ------------------ ------------------------ --------------- ------------------
    02       ENERGISA S.A.                            00.864.214/0001-06  PUBLICLY-HELD COMPANY          50.07                99.99
------------ ---------------------------------------- ------------------ -----------------------  --------------- ------------------
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION                                    18,991                              18,991
----------------------------------------------------- ------------------------------------------  ----------------------------------

------------ ---------------------------------------- ------------------ -----------------------  --------------- ------------------
    03       CAT-LEO ENERGIA S/A                      02.260.955/0001-03  CLOSELY-HELD COMPANY     99,99             35,54
------------ ---------------------------------------- ------------------ -----------------------  --------------- ------------------

COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION                                     58,150                             58,150
----------------------------------------------------- ------------------------------------------- ----------------------------------
----------------------------------------------------- ------------------------------------------- ----------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code      2 - Corporate Name                         3 - CNPJ
00327-1           CIA FORCA E LUZ CATAGUAZES LEOPOLDINA      19.527.639/0001-58
--------------------------------------------------------------------------------

10.01-CHARACTERISTICS OF THE PUBLIC OR PRIVATE ISSUE OF DEBENTURES

------------------------------------------------------- ------------------------
1 - ITEM                                                                   02

------------------------------------------------------- ------------------------
2 - ORDER NUMBER                                                           03

------------------------------------------------------- ------------------------
3 - CVM REGISTRATION NUMBER                              SEP/GER/DEB-98 / 048

------------------------------------------------------- ------------------------
4 - CVM REGISTRATION DATE                                          07/13/1998

------------------------------------------------------- ------------------------
5 - SERIES ISSUED                                                          01

------------------------------------------------------- ------------------------
6 - KIND OF ISSUE                                                      SIMPLE

------------------------------------------------------- ------------------------
7 - NATURE OF ISSUE                                                    PUBLIC

------------------------------------------------------- ------------------------
8 - DATE OF ISSUE                                                  08/01/1997

------------------------------------------------------- ------------------------
9 - MATURITY DATE                                                  02/01/2005

------------------------------------------------------- ------------------------
10 - KIND OF DEBENTURE                                               FLOATING

------------------------------------------------------- ------------------------
11 - CONDITION OF REMUNARATION                                 TJLP + 4% p.a.

------------------------------------------------------- ------------------------
12 - PREMIUM / DISCOUNT

------------------------------------------------------- ------------------------
13 - NOMINAL VALUE (REAIS)                                           3,257,02

------------------------------------------------------- ------------------------
14 - ISSUED AMOUNT (THOUSAND REAIS)                                     9,771

------------------------------------------------------- ------------------------
15 - ISSUED SECURITIES AMOUNT (UNIT)                                    3,000

------------------------------------------------------- ------------------------
16 - OUTSTANDING SECURITIES (UNIT)                                      3,000

------------------------------------------------------- ------------------------
17 - SECURITIES IN TREASURY (UNIT)                                          0

------------------------------------------------------- ------------------------
18 - REDEEMED SECURITIES (UNIT)                                             0

------------------------------------------------------- ------------------------
19 - CONVERTED SECURITIES (UNIT)                                            0

------------------------------------------------------- ------------------------
20 - SECURITIES TO BE PLACED/TRADED (UNIT)                                  0

------------------------------------------------------- ------------------------
21 - DATE OF THE LAST RENEGOTIATION

------------------------------------------------------- ------------------------
22 - DATE OF THE NEXT EVENT                                        02/01/2005

------------------------------------------------------- ------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code      2 - Corporate Name                         3 - CNPJ
00327-1           CIA FORCA E LUZ CATAGUAZES LEOPOLDINA      19.527.639/0001-58
--------------------------------------------------------------------------------

10.01-CHARACTERISTICS OF THE PUBLIC OR PRIVATE ISSUE OF DEBENTURES

------------------------------------------------------- ------------------------
1 - ITEM                                                                   03

------------------------------------------------------- ------------------------
2 - ORDER NUMBER                                                           03

------------------------------------------------------- ------------------------
3 - CVM REGISTRATION NUMBER                                SEP/GER/DEB-98/049

------------------------------------------------------- ------------------------
4 - CVM REGISTRATION DATE                                          07/13/1998

------------------------------------------------------- ------------------------
5 - SERIES ISSUED                                                          02

------------------------------------------------------- ------------------------
6 - KIND OF ISSUE                                                      SIMPLE

------------------------------------------------------- ------------------------
7 - NATURE OF ISSUE                                                    PUBLIC

------------------------------------------------------- ------------------------
8 - DATE OF ISSUE                                                  08/01/1997

------------------------------------------------------- ------------------------
9 - MATURITY DATE                                                  02/01/2006

------------------------------------------------------- ------------------------
10 - KIND OF DEBENTURE                                               FLOATING

------------------------------------------------------- ------------------------
11 - CONDITION OF REMUNARATION                                   TR + 4% p.a.

------------------------------------------------------- ------------------------
12 - PREMIUM / DISCOUNT

------------------------------------------------------- ------------------------
13 - NOMINAL VALUE (REAIS)                                           5,948,84

------------------------------------------------------- ------------------------
14 - ISSUED AMOUNT (THOUSAND REAIS)                                    14,872

------------------------------------------------------- ------------------------
15 - ISSUED SECURITIES AMOUNT (UNIT)                                    2,500

------------------------------------------------------- ------------------------
16 - OUTSTANDING SECURITIES (UNIT)                                      2,500

------------------------------------------------------- ------------------------
17 - SECURITIES IN TREASURY (UNIT)                                          0

------------------------------------------------------- ------------------------
18 - REDEEMED SECURITIES (UNIT)                                             0

------------------------------------------------------- ------------------------
19 - CONVERTED SECURITIES (UNIT)                                            0

------------------------------------------------------- ------------------------
20 - SECURITIES TO BE PLACED/TRADED (UNIT)                                  0

------------------------------------------------------- ------------------------
21 - DATE OF THE LAST RENEGOTIATION

------------------------------------------------------- ------------------------
22 - DATE OF THE NEXT EVENT                                        02/01/2006

------------------------------------------------------- ------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code      2 - Corporate Name                         3 - CNPJ
00327-1           CIA FORCA E LUZ CATAGUAZES LEOPOLDINA      19.527.639/0001-58
--------------------------------------------------------------------------------

10.01-CHARACTERISTICS OF THE PUBLIC OR PRIVATE ISSUE OF DEBENTURES

------------------------------------------------------ -------------------------
1 - ITEM                                                                  04

------------------------------------------------------ -------------------------
2 - ORDER NUMBER                                                          04

------------------------------------------------------ -------------------------
3 - CVM REGISTRATION NUMBER                               SEP/GER/DEB-98/037

------------------------------------------------------ -------------------------
4 - CVM REGISTRATION DATE                                         10/21/1998

------------------------------------------------------ -------------------------
5 - SERIES ISSUED                                                         01

------------------------------------------------------ -------------------------
6 - KIND OF ISSUE                                                CONVERTIBLE

------------------------------------------------------ -------------------------
7 - NATURE OF ISSUE                                                   PUBLIC

------------------------------------------------------ -------------------------
8 - DATE OF ISSUE                                                 12/08/1997

------------------------------------------------------ -------------------------
9 - MATURITY DATE                                                 12/08/2007

------------------------------------------------------ -------------------------
10 - KIND OF DEBENTURE                                                  REAL

------------------------------------------------------ -------------------------
11 - CONDITION OF REMUNARATION                                TJLP + 5% p.a.

------------------------------------------------------ -------------------------
12 - PREMIUM / DISCOUNT

------------------------------------------------------ -------------------------
13 - NOMINAL VALUE (REAIS)                                             55,69

------------------------------------------------------ -------------------------
14 - ISSUED AMOUNT (THOUSAND REAIS)                                   36,956

------------------------------------------------------ -------------------------
15 - ISSUED SECURITIES AMOUNT (UNIT)                                 663,609

------------------------------------------------------ -------------------------
16 - OUTSTANDING SECURITIES (UNIT)                                   663,609

------------------------------------------------------ -------------------------
17 - SECURITIES IN TREASURY (UNIT)                                         0

------------------------------------------------------ -------------------------
18 - REDEEMED SECURITIES (UNIT)                                            0

------------------------------------------------------ -------------------------
19 - CONVERTED SECURITIES (UNIT)                                           0

------------------------------------------------------ -------------------------
20 - SECURITIES TO BE PLACED/TRADED (UNIT)                                 0

------------------------------------------------------ -------------------------
21 - DATE OF THE LAST RENEGOTIATION

------------------------------------------------------ -------------------------
22 - DATE OF THE NEXT EVENT                                       12/01/2007

------------------------------------------------------ -------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM Code      2 - Corporate Name                         3 - CNPJ
00327-1           CIA FORCA E LUZ CATAGUAZES LEOPOLDINA      19.527.639/0001-58
--------------------------------------------------------------------------------

10.01-CHARACTERISTICS OF THE PUBLIC OR PRIVATE ISSUE OF DEBENTURES

----------------------------------------------------- --------------------------
1 - ITEM                                                                 05

----------------------------------------------------- --------------------------
2 - ORDER NUMBER                                                         04

----------------------------------------------------- --------------------------
3 - CVM REGISTRATION NUMBER                            SEP/GER/DEB-98 / 038

----------------------------------------------------- --------------------------
4 - CVM REGISTRATION DATE                                        10/21/1998

----------------------------------------------------- --------------------------
5 - SERIES ISSUED                                                        02

----------------------------------------------------- --------------------------
6 - KIND OF ISSUE                                               CONVERTIBLE

----------------------------------------------------- --------------------------
7 - NATURE OF ISSUE                                                  PUBLIC

----------------------------------------------------- --------------------------
8 - DATE OF ISSUE                                                12/08/1997

----------------------------------------------------- --------------------------
9 - MATURITY DATE                                                12/08/2007

----------------------------------------------------- --------------------------
10 - KIND OF DEBENTURE                                                 REAL

----------------------------------------------------- --------------------------
11 - CONDITION OF REMUNARATION                             TJLP + 2.5% p.a.

----------------------------------------------------- --------------------------
12 - PREMIUM / DISCOUNT

----------------------------------------------------- --------------------------
13 - NOMINAL VALUE (REAIS)                                            55,21

----------------------------------------------------- --------------------------
14 - ISSUED AMOUNT (THOUSAND REAIS)                                  58,948

----------------------------------------------------- --------------------------
15 - ISSUED SECURITIES AMOUNT (UNIT)                              1,067,696

----------------------------------------------------- --------------------------
16 - OUTSTANDING SECURITIES (UNIT)                                1,067,696

----------------------------------------------------- --------------------------
17 - SECURITIES IN TREASURY (UNIT)                                        0

----------------------------------------------------- --------------------------
18 - REDEEMED SECURITIES (UNIT)                                           0

----------------------------------------------------- --------------------------
19 - CONVERTED SECURITIES (UNIT)                                          0

----------------------------------------------------- --------------------------
20 - SECURITIES TO BE PLACED/TRADED (UNIT)                                0

----------------------------------------------------- --------------------------
21 - DATE OF THE LAST RENEGOTIATION

----------------------------------------------------- --------------------------
22 - DATE OF THE NEXT EVENT                                      12/08/2007

----------------------------------------------------- --------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                     Corporate Legislation
ITR - QUARTERLY INFORMATION                 03/31/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

--------------------------------------------------------------------------------
1 - CVM Code      2 - Corporate Name                         3 - CNPJ
00327-1           CIA FORCA E LUZ CATAGUAZES LEOPOLDINA      19.527.639/0001-58
--------------------------------------------------------------------------------

10.01-CHARACTERISTICS OF THE PUBLIC OR PRIVATE ISSUE OF DEBENTURES

01.01 - IDENTIFICATION

----------------------------------------------------- --------------------------
1 - ITEM                                                                 06

----------------------------------------------------- --------------------------
2 - ORDER NUMBER                                                         06

----------------------------------------------------- --------------------------
3 - CVM REGISTRATION NUMBER                           CVM/SRE/DEB/2003/0134

----------------------------------------------------- --------------------------
4 - CVM REGISTRATION DATE                                        08/29/2003

----------------------------------------------------- --------------------------
5 - SERIES ISSUED                                                        01

----------------------------------------------------- --------------------------
6 - KIND OF ISSUE                                                    SIMPLE

----------------------------------------------------- --------------------------
7 - NATURE OF ISSUE                                                  PUBLIC

----------------------------------------------------- --------------------------
8 - DATE OF ISSUE                                                07/15/2003

----------------------------------------------------- --------------------------
9 - MATURITY DATE                                                15/07/2006

----------------------------------------------------- --------------------------
10 - KIND OF DEBENTURE                                             FLOATING

----------------------------------------------------- --------------------------
11 - CONDITION OF REMUNARATION                              CDI + 4.5% p.a.

----------------------------------------------------- --------------------------
12 - PREMIUM / DISCOUNT

----------------------------------------------------- --------------------------
13 - NOMINAL VALUE (REAIS)                                     1,020,714,53

----------------------------------------------------- --------------------------
14 - ISSUED AMOUNT (THOUSAND REAIS)                                 112,279

----------------------------------------------------- --------------------------
15 - ISSUED SECURITIES AMOUNT (UNIT)                                    110

----------------------------------------------------- --------------------------
16 - OUTSTANDING SECURITIES (UNIT)                                      110

----------------------------------------------------- --------------------------
17 - SECURITIES IN TREASURY (UNIT)                                        0

----------------------------------------------------- --------------------------
18 - REDEEMED SECURITIES (UNIT)                                           0

----------------------------------------------------- --------------------------
19 - CONVERTED SECURITIES (UNIT)                                          0

----------------------------------------------------- --------------------------
20 - SECURITIES TO BE PLACED/TRADED (UNIT)                                0

----------------------------------------------------- --------------------------
21 - DATE OF THE LAST RENEGOTIATION

----------------------------------------------------- --------------------------
22 - DATE OF THE NEXT EVENT                                      07/15/2006

----------------------------------------------------- --------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

---------------------------- ---------------------------------------------------------- ------------------------------
1 - CVM Code                 2 - Corporate Name                                         3 - CNPJ
00327-1                      CIA FORCA E LUZ CATAGUAZES LEOPOLDINA                      19.527.639/0001-58
---------------------------- ---------------------------------------------------------- ------------------------------

10.01-CHARACTERISTICS OF THE PUBLIC OR PRIVATE ISSUE OF DEBENTURES

----------------------------------------------------- ----------------------------------------------------------------
1 - ITEM                                                                                           07

----------------------------------------------------- ----------------------------------------------------------------
2 - ORDER NUMBER                                                                                   06

----------------------------------------------------- ----------------------------------------------------------------
3 - CVM REGISTRATION NUMBER                                                     CVM/SRE//DEB/2003/014

----------------------------------------------------- ----------------------------------------------------------------
4 - CVM REGISTRATION DATE                                                                  08/29/2003

----------------------------------------------------- ----------------------------------------------------------------
5 - SERIES ISSUED                                                                                  02

----------------------------------------------------- ----------------------------------------------------------------
6 - KIND OF ISSUE                                                                              SIMPLE

----------------------------------------------------- ----------------------------------------------------------------
7 - NATURE OF ISSUE                                                                            PUBLIC

----------------------------------------------------- ----------------------------------------------------------------
8 - DATE OF ISSUE                                                                          07/15/2003

----------------------------------------------------- ----------------------------------------------------------------
9 - MATURITY DATE                                                                          01/15/2008

----------------------------------------------------- ----------------------------------------------------------------
10 - KIND OF DEBENTURE                                                                       FLOATING

----------------------------------------------------- ----------------------------------------------------------------
11 - CONDITION OF REMUNARATION                                                        CDI + 4.5% p.a.

----------------------------------------------------- ----------------------------------------------------------------
12 - PREMIUM / DISCOUNT

----------------------------------------------------- ----------------------------------------------------------------
13 - NOMINAL VALUE (REAIS)                                                               1,063,244.30

----------------------------------------------------- ----------------------------------------------------------------
14 - ISSUED AMOUNT (THOUSAND REAIS)                                                            21,265

----------------------------------------------------- ----------------------------------------------------------------
15 - ISSUED SECURITIES AMOUNT (UNIT)                                                               20

----------------------------------------------------- ----------------------------------------------------------------
16 - OUTSTANDING SECURITIES (UNIT)                                                                 20

----------------------------------------------------- ----------------------------------------------------------------
17 - SECURITIES IN TREASURY (UNIT)                                                                  0

----------------------------------------------------- ----------------------------------------------------------------
18 - REDEEMED SECURITIES (UNIT)                                                                     0

----------------------------------------------------- ----------------------------------------------------------------
19 - CONVERTED SECURITIES (UNIT)                                                                    0

----------------------------------------------------- ----------------------------------------------------------------
20 - SECURITIES TO BE PLACED/TRADED (UNIT)                                                          0

----------------------------------------------------- ----------------------------------------------------------------
21 - DATE OF THE LAST RENEGOTIATION

----------------------------------------------------- ----------------------------------------------------------------
22 - DATE OF THE NEXT EVENT                                                                01/15/2008

----------------------------------------------------- ----------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION   03/31/2004         Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

------------------------------------------------------------------------------------------- -----------------------------------
                     00327-1 CIA FORCA E LUZ CATAGUAZES - LEOPOLDINA                                19.527.639/0001-58
------------------------------------------------------------------------------------------- -----------------------------------


-------------------------------------------------------------------------------------------------------------------------------
16.01 - OTHER INFORMATION THAT THE COMPANY CONSIDERS TO BE RELEVANT
-------------------------------------------------------------------------------------------------------------------------------

The statements of the results are presented as follows for the indirect holdings
Empresa Energetica de Sergipe S/A - Energipe, CELB - Companhia Energetica da
Borborema, and Saelpa - Sociedade Anonima de Eletrificacao da Paraiba.

                                               Income Statement (in R$ thousand)
                                             - Accumulated 1st Quarter of 2004 -



                                                         Energipe                   CELB                    Saelpa
                                                 ----------------------------------------------------------------------------

                                                     2004        2003         2004        2003        2004         2003
                                                     ----        ----         ----        ----        ----         ----
Gross Revenue                                      112,805      82,358         25,984      20,100     141,333     102,470
Invoiced ICMS                                      (19,378)    (15,186)       (3,765)     (3,040)    (24,363)     (18,791)
PIS, Cofins and ISS                                 (8,755)     (3,834)       (2,041)       (934)    (10,876)      (4,764)
Quotas for the Global Reversal Reserve                (977)       (992)         (114)       (111)     (1,152)      (1,125)

Net Revenue                                         83,695      62,346         20,064      16,015     104,942      77,790
Personnel                                           (8,325)     (7,501)       (1,573)     (1,541)     (9,618)      (9,159)
Material                                              (895)       (874)         (175)       (171)     (1,259)      (1,179)
Third Party Services                                (2,105)     (3,731)         (919)       (941)     (5,615)      (4,483)
Energy Purchased for Resale                        (33,468)    (28,170)       (9,033)     (8,458)    (44,578)     (37,411)
Electricity Potency Transportation                  (3,750)     (4,333)       (1,247)     (1,092)     (8,921)      (7,197)
Depreciation / Amortization                         (3,404)     (3,397)         (758)       (763)     (4,430)      (4,248)
CCC - Fuel Consumption Account                      (4,369)     (4,322)       (1,155)     (1,151)     (5,139)      (3,610)
Provision for Doubtful Accounts and
Contingencies                                         (352)          71         (521)       (320)     (1,796)       19,040
Other Expenses                                      (1,095)     (1,141)         (366)       (107)     (1,501)      (1,643)

Result for the Electricity Activities               25,932       8,948          4,317       1,471      22,085      27,900
Financial Revenue                                    2,460       1,218            563       1,337       4,424       6,523
Financial Expenses                                 (18,526)    (21,163)       (1,685)       (945)    (10,710)     (17,217)
Result of the Equity Adjustment                       4,695       5,674             -           -           -            -
Premium Amortization                                (2,658)     (3,515)             -           -           -            -

Operating Result                                     11,903     (8,838)         3,195       1,863      15,799      17,206
Non-Operating Revenue                                   58       1,101             46           1         310           -
Non-Operating Expense                                  (32)       (228)          (49)         (1)       (240)         (26)
Result before Income Tax and Social Contribution     11,929     (7,965)         3,192       1,863      15,869      17,180
Income Tax and Social Contribution                 (1,940)           -        (1,022)       (619)     (5,220)      (5,870)
Net Income (loss)                                     9,989     (7,965)         2,170       1,244      10,649      11,310

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 03/31/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION


-------------------------------------------------------------------------------- -----------------------------------
      00327-1 CIA FORCA E LUZ CATAGUAZES - LEOPOLDINA                                 19.527.639/0001-58
-------------------------------------------------------------------------------- -----------------------------------

--------------------------------------------------------------------------------------------------------------------
17.01 - REPORT OF THE SPECIAL REVISION - WITHOUT EXCEPTION
--------------------------------------------------------------------------------------------------------------------



INDEPENDENT ACCOUNTANTS' REVIEW REPORT
--------------------------------------

To the Shareholders and Board of Directors of
Companhia Forca e Luz Cataguazes Leopoldina
Cataguases - MG
---------------

1.   We have performed a special review of the quarterly financial information
     (ITR) of Companhia Forca e Luz Cataguazes Leopoldina and subsidiaries (Parent Company and Consolidated), consisting of the balance sheets as of March 31, 2004, Parent Company and consolidated, and the related statements of income for the quarter then ended and the performance report, all expressed in Brazilian reais and prepared in accordance with Brazilian accounting practices under the responsibility of the Company's management.

2. We conducted our review in accordance with specific standards established by the Brazilian Institute of Independent Auditors (IBRACON), together with the Federal Accounting Council, which consisted principally of: (a) inquiries of and discussions with persons responsible for the accounting, financial and operating areas as to the criteria adopted in preparing the quarterly financial information, and (b) review of the information and subsequent events that had or might have had material effects on the financial position and results of operations of the Company and its subsidiaries.

3. Based on our special review, we are not aware of any material modifications that should be made to the financial statements referred to in paragraph 1 for them to be in conformity with Brazilian accounting practices and standards established by the Brazilian Securities Commission (CVM), specifically applicable to the preparation of mandatory quarterly financial information.

4. As of March 31, 2004, the Company has negative working capital of R$96,888 thousand (R$57,239 thousand as of December 31, 2003) and R$166,057 thousand (R$141,583 thousand as of December 31, 2003), Parent Company and consolidated, respectively, as well as current and long-term debt recorded under the captions "Debt charges", "Loans and financing" and "Debentures", in the total of R$ 375,859 thousand (R$364,236 thousand as of December 31, 2003) and R$1,170,841 thousand (R$1,174,273 thousand as of December 31,
     2003), Parent Company and consolidated, respectively which have contributed to impact adversely the results of operations of the Company and its subsidiaries. As discussed in Note 1, during the latest financial year management rescheduled debt and payables due to financial institutions, shareholders, suppliers and tax authorities to extend current maturities to long-term debt. In addition, in December 2003 management sold certain assets, which resulted in the receiving of approximately R$80,000 thousand and in the transfer of the financing of these assets in the amount of approximately R$52,000 thousand to the purchaser. Management believes that this debt rescheduling, which includes renegotiation of debts and sale of the aforementioned assets, coupled with positive results shown in internally generated financial projections, will be sufficient to assure, in the medium term, adequate liquidity to sustain the operations of the Company and subsidiaries, and progressively to reduce debt levels and the financial charges thereon.

5. As discussed in Note 14, the Company has receivables of R$12,891 thousand arising from advances made to its subsidiary Teleserv S.A. for future increases in capital. Due to the current level of this subsidiary's operations started in mid 2001, and have reported losses since then as its operations have not yet reached capacity. However, beginning 2004, the subsidiary will implement a new product which will supplement its principal business activity. Based on projections for this new product, management believes that the subsidiary will achieve the level of profitability required to recover the advances made to the subsidiary for future capital increase.

6. As discussed in Note 19, certain minority shareholders filed lawsuits challenging the effects of the Extraordinary Shareholders' Meeting of December 9, 2003 which, among other things, decided to reduce capital by R$74,358 thousand with the absorption of current and prior year losses. If the final court decision is contrary to the effects of the Extraordinary Shareholders' Meeting, the capital reduction recorded in the financial statements for the year ended December 31, 2003 and maintained in the quarterly financial information as of March 31, 2004 will be revised, with subsequent corporate effects thereof.

7. As discussed in Note 4, as of March 31, 2004 the Company and its subsidiaries have recorded outstanding long-term receivables in the amount of R$9,197 thousand (Parent Company) and R$18,123 thousand (consolidated), from sales of energy in the Wholesale Energy Market (MAE) through December 2002. These receivables are based on court injunctions granted to energy sector companies in lawsuits questioning the interpretation of the rules in the MAE, and therefore, may be subject to changes depending on the final outcome of the lawsuits.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                      Corporate Legislation
ITR - QUARTERLY INFORMATION                 03/31/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION



-------------------------------------------------------------------------------- -----------------------------------
      00327-1 CIA FORCA E LUZ CATAGUAZES - LEOPOLDINA                                 19.527.639/0001-58
-------------------------------------------------------------------------------- -----------------------------------

--------------------------------------------------------------------------------------------------------------------
17.01 - REPORT OF THE SPECIAL REVISION - WITHOUT EXCEPTION
--------------------------------------------------------------------------------------------------------------------


8. We had previously audited the Parent Company and consolidated balance sheets as of December 31, 2003, presented for comparative purposes, and issued an unqualified opinion thereon, dated March 24, 2004, which contained emphasis paragraphs on the matters mentioned in paragraphs 4, 5, 6 and 7 above. We have also reviewed the Parent Company and consolidated statements of income for the quarter ended March 31, 2003, presented for comparative purposes, and issued an unqualified special review report thereon, dated May 9, 2003, which contained emphasis paragraphs on the matters mentioned in paragraphs 4 and 7 above, and on the effects on the quarterly financial information arising from the Overall Agreement for the Electric Energy Sector.

9. The accompanying quarterly financial information has been translated into English for the convenience of readers outside Brazil.



Rio de Janeiro, May 14, 2004



          DELOITTE TOUCHE TOHMATSU                            Iara Pasian
          Auditores Independentes                             Engagement Partner

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                    03/31/2004             Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

---------------------------- --------------------------------------------------------------- ---------------------------------------
1 - CVM Code                 2 - Corporate Name                                                   3 - CNPJ
00327-1                      CIA FORCA E LUZ CATAGUAZES LEOPOLDINA                                19.527.639/001-58
---------------------------- --------------------------------------------------------------- ---------------------------------------

SUBSIDIARY / AFFILIATE

------------------------------------------------------------------------------------------------------------------------------------
Corporate Name
CIA. DE ELETRICIDADE DE NOVA FRIBURGO
------------------------------------------------------------------------------------------------------------------------------------

18.01 - INCOME STATEMENT OF SUBSIDIARY/AFFILIATE (THOUSAND REAIS)

------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
1-CODE              2 - DESCRIPTION                                      3-01/01/2004    4-01/01/2004   5-01/01/2003    6-01/01/2002
                                                                        to 03/31/2004   to 03/31/2004  to 03/31/2003   to 03/31/2003
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.01                Gross revenue from sales/services                          20,213          20,213         14,614          14,614
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.02                Deductions from gross revenue                             (6,702)         (6,702)        (4,060)         (4,060)
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.02.01             Invoiced VAT (ICMS)                                       (4,932)         (4,932)        (3,199)         (3,199)
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.02.02             Social contributions (PIS/COFINS)                         (1,579)         (1,579)          (679)           (679)
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.02.03             Quotas to the Global Reversion Reserve - (RGR)              (191)           (191)          (182)           (182)
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.03                Net revenue from sales/services                            13,511          13,511         10,554          10,554
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.04                Cost of goods/services sold                              (12,867)        (12,867)       (10,121)        (10,121)
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.04.01             Personnel                                                   (902)           (902)          (752)           (752)
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.04.02             Material                                                      (4)             (4)          (124)           (124)
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.04.03             Services rendered by third parties                        (1,667)         (1,667)        (1,994)         (1,994)
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.04.04             Electric energy purchased for resale                      (5,751)         (5,751)        (5,159)         (5,159)
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.04.05             Electric power transportation charge                      (2,235)         (2,235)          (360)           (360)
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.04.06             Depreciation and amortization                               (637)           (637)          (619)           (619)
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.04.07             Fuel quota equalization - CCC                               (932)           (932)          (826)           (826)
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.04.08             Other expenses                                              (739)           (739)          (287)           (287)
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.05                Earnings before interest and taxes (EBIT)                     644             644            433             433
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.06                Other Operating expenses/revenues                           (353)           (353)            215             215
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.06.01             Sales                                                           0               0              0               0
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.06.02             General and administrative                                      0               0              0               0
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.06.03             Financial results                                           (353)           (353)            215             215
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.06.03.01          Financial revenue                                             589             589          1,125           1,125
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.06.03.02          Financial expenses                                          (942)           (942)          (910)           (910)
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.06.04             Other operating revenue                                         0               0              0               0
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.06.05             Other operating expenses                                        0               0              0               0
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.06.06             Equity income result                                            0               0              0               0
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.07                Operating income                                              291             291            648             648
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.08                Non-operating income                                           43              43             25              25
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.08.01             Revenue                                                       107             107             41              41
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.08.02             Expenses                                                     (64)            (64)           (16)            (16)
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.09                Income before Tax/profit-sharing                              334             334            673             673
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.10                Provision for income tax and social contribution            (121)           (121)          (217)           (217)
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------
3.11                Deferred income tax                                             0               0              0               0
------------------- --------------------------------------------------- -------------- --------------- -------------- --------------

------------------- --------------------------------------------------- -------------- --------------- -------------- --------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                         06/30/2003             Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

---------------------------- ----------------------------------------------------------- -------------------------------------------
1 - CVM Code                 2 - Corporate Name                                          3 - CNPJ
00327-1                      CIA FORCA E LUZ CATAGUAZES LEOPOLDINA                       19.527.639/0001-58
---------------------------- ------------------------------------------------------- -----------------------------------------------

SUBSIDIARY / AFFILIATE

------------------------------------------------------------------------------------------------------------------------------------
Corporate Name
CIA. DE ELETRICIDADE DE NOVA FRIBURGO
------------------------------------------------------------------------------------------------------------------------------------

18.01 - INCOME STATEMENT OF SUBSIDIARY/AFFILIATE (THOUSAND REAIS)

------------------- ------------------------------------------------ -------------- ----------------- --------------- --------------
1-CODE              2 - DESCRIPTION                                   3-01/01/2004      4-01/01/2004    5-01/01/2003    6-01/01/2002
                                                                     to 03/31/2004     to 03/31/2004   to 03/31/2003   to 03/31/2003
------------------- ------------------------------------------------ -------------- ----------------- --------------- --------------
3.12                Profit sharing/statutory contributions                       -                 -               -               -
------------------- ------------------------------------------------ -------------- ----------------- --------------- --------------
3.12.01             Profit sharing                                               -                 -               -               -
------------------- ------------------------------------------------ -------------- ----------------- --------------- --------------
3.12.02             Contributions                                                -                 -               -               -
------------------- ------------------------------------------------ -------------- ----------------- --------------- --------------
3.13                Reversal of interest on capital                              -                 -               -               -
------------------- ------------------------------------------------ -------------- ----------------- --------------- --------------
3.15                Net income                                                 213               213             456             456
------------------- ------------------------------------------------ -------------- ----------------- --------------- --------------
                    SHARE NUMBER EX-TREASURY (THOUSAND)                     96,699            96,699          96,699          96,699
------------------- ------------------------------------------------ -------------- ----------------- --------------- --------------
                    EARNINGS PER SHARE                                     0,00220           0,00220         0,00472         0,00472
------------------- ------------------------------------------------ -------------- ----------------- --------------- --------------
                    LOSS PER SHARE
------------------- ------------------------------------------------ -------------- ----------------- --------------- --------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                03/31/2004             Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION



-------------------------------------------------------------------------------- -----------------------------------
                     00327-1 CIA FORCA E LUZ CATAGUAZES - LEOPOLDINA                     19.527.639/0001-58
-------------------------------------------------------------------------------- -----------------------------------

--------------------------------------------------------------------------------------------------------------------
18.02 - COMMENTS ON THE PERFORMANCE OF THE SUBSIDIARY/AFFILIATE
--------------------------------------------------------------------------------------------------------------------

----------------------------------- --------------------------------------------------------------------------------
SUBSIDIARY / AFFILIATE:             CIA. DE ELETRICIDADE DE NOVA FRIBURGO
----------------------------------- --------------------------------------------------------------------------------

See comments on the performance of the parent company.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                         03/31/2004             Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

---------------------------- -------------------------------------------------------- ----------------------------------------------
1 - CVM Code                 2 - Corporate Name                                       3 - CNPJ
00327-1                      CIA FORCA E LUZ CATAGUAZES - LEOPOLDINA                  19.527.639/0001-58
---------------------------- -------------------------------------------------------- ----------------------------------------------

SUBSIDIARY / AFFILIATE

------------------------------------------------------------------------------------------------------------------------------------
Corporate Name
ENERGISA S.A.
------------------------------------------------------------------------------------------------------------------------------------

18.01 - INCOME STATEMENT OF SUBSIDIARY/AFFILIATE (THOUSAND REAIS)

------------------- -------------------------------------------------- --------------- ---------------- --------------- ------------
1-CODE              2 - DESCRIPTION                                     3-01/01/2004     4-01/01/2004    5-01/01/2003   6-01/01/2002
                                                                       to 03/31/2004    to 03/31/2004   to 03/31/2003  to 03/31/2003
------------------- -------------------------------------------------- --------------- ---------------- --------------- ------------
3.01                Gross revenue from sales/services                              0                0               0              0
------------------- -------------------------------------------------- --------------- ---------------- --------------- ------------
3.02                Deductions from gross revenue                                  0                0               0              0
------------------- -------------------------------------------------- --------------- ---------------- --------------- ------------
3.03                Net revenue from sales/services                                0                0               0              0
------------------- -------------------------------------------------- --------------- ---------------- --------------- ------------
3.04                Cost of goods/services sold                                    0                0               0              0
------------------- -------------------------------------------------- --------------- ---------------- --------------- ------------
3.05                Gross operating profit                                         0                0               0              0
------------------- -------------------------------------------------- --------------- ---------------- --------------- ------------
3.06                Operating expenses/revenue                                 9,744            9,744         (8,423)        (8,423)
------------------- -------------------------------------------------- --------------- ---------------- --------------- ------------
3.06.01             Sales                                                          0                0               0              0
------------------- -------------------------------------------------- --------------- ---------------- --------------- ------------
3.06.02             General and administrative                                  (12)             (12)            (83)           (83)
------------------- -------------------------------------------------- --------------- ---------------- --------------- ------------
3.06.03             Financial results                                             56               56            (85)           (85)
------------------- -------------------------------------------------- --------------- ---------------- --------------- ------------
3.06.03.01          Financial revenue                                            381              381               4              4
------------------- -------------------------------------------------- --------------- ---------------- --------------- ------------
3.06.03.02          Financial expenses                                         (325)            (325)            (89)           (89)
------------------- -------------------------------------------------- --------------- ---------------- --------------- ------------
3.06.04             Other operating revenue                                        0                0               0              0
------------------- -------------------------------------------------- --------------- ---------------- --------------- ------------
3.06.05             Other operating expenses                                   (253)            (253)           (318)          (318)
------------------- -------------------------------------------------- --------------- ---------------- --------------- ------------
3.06.05.01          Goodwill amortization                                      (253)            (253)           (318)          (318)
------------------- -------------------------------------------------- --------------- ---------------- --------------- ------------
3.06.06             Equity adjustment result                                   9,953            9,953         (7,937)        (7,937)
------------------- -------------------------------------------------- --------------- ---------------- --------------- ------------
3.07                Operating income                                           9,744            9,744         (8,423)        (8,423)
------------------- -------------------------------------------------- --------------- ---------------- --------------- ------------
3.08                Non-operating income                                           0                0               0              0
------------------- -------------------------------------------------- --------------- ---------------- --------------- ------------
3.08.01             Revenue                                                        0                0               0              0
------------------- -------------------------------------------------- --------------- ---------------- --------------- ------------
3.08.02             Expenses                                                       0                0               0              0
------------------- -------------------------------------------------- --------------- ---------------- --------------- ------------
3.09                Income before Tax/profit-sharing                           9,744            9,744         (8,423)        (8,423)
------------------- -------------------------------------------------- --------------- ---------------- --------------- ------------
3.10                Provision for income tax and social contribution               0                0               0              0
------------------- -------------------------------------------------- --------------- ---------------- --------------- ------------
3.11                Deferred income tax                                            0                0               0              0
------------------- -------------------------------------------------- --------------- ---------------- --------------- ------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                         03/31/2004             Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

---------------------------- ------------------------------------------------------------ ------------------------------------------
1 - CVM Code                 2 - Corporate Name                                           3 - CNPJ
00327-1                      CIA FORCA E LUZ CATAGUAZES LEOPOLDINA                        19.527.639/0001-58
---------------------------- ------------------------------------------------------------ ------------------------------------------

SUBSIDIARY / AFFILIATE

------------------------------------------------------------------------------------------------------------------------------------
Corporate Name
ENERGISA S.A.
------------------------------------------------------------------------------------------------------------------------------------

18.01 - INCOME STATEMENT OF SUBSIDIARY/AFFILIATE (THOUSAND REAIS)


--------------- -------------------------------------------------- ---------------- --------------- ---------------- ---------------
1-CODE          2 - DESCRIPTION                                       3-07/01/2003    4-01/01/2003     5-07/01/2002     6-01/01/2002
                                                                     to 03/31/2004   to 03/31/2004    to 09/30/2002    to 09/30/2002
--------------- -------------------------------------------------- ---------------- --------------- ---------------- ---------------
3.12            Profit sharing/statutory contributions                           0               0                0                0
--------------- -------------------------------------------------- ---------------- --------------- ---------------- ---------------
3.12.01         Profit sharing                                                   0               0                0                0
--------------- -------------------------------------------------- ---------------- --------------- ---------------- ---------------
3.12.02         Contributions                                                    0               0                0                0
--------------- -------------------------------------------------- ---------------- --------------- ---------------- ---------------
3.13            Reversion of interest on capital                                 0               0                0                0
--------------- -------------------------------------------------- ---------------- --------------- ---------------- ---------------
3.15            Net income /loss                                             9,744           9,744          (8,423)          (8,423)
--------------- -------------------------------------------------- ---------------- --------------- ---------------- ---------------
                SHARE NUMBER EX-TREASURY (THOUSAND)                         37,931          37,931           37,931           37,931
--------------- -------------------------------------------------- ---------------- --------------- ---------------- ---------------
                EARNINGS PER SHARE                                         0,25689         0,25689
--------------- -------------------------------------------------- ---------------- --------------- ---------------- ---------------
                LOSS PER SHARE                                                                            (0,22206)        (0,22206)
--------------- -------------------------------------------------- ---------------- --------------- ---------------- ---------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                                  Corporate Legislation
ITR - QUARTERLY INFORMATION                 03/31/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION



------------------------------------------------------------------------------------------- -----------------------------------
                     00327-1 CIA FORCA E LUZ CATAGUAZES - LEOPOLDINA                                19.527.639/0001-58
------------------------------------------------------------------------------------------- -----------------------------------

-------------------------------------------------------------------------------------------------------------------------------
18.02 - COMMENT ON THE PERFORMANCE OF THE SUBSIDIARY / AFFILIATE COMPANY
-------------------------------------------------------------------------------------------------------------------------------

See comments on the performance of the parent company.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                         03/31/2004             Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

---------------------------- -------------------------------------------------------- ----------------------------------------------
1 - CVM Code                 2 - Corporate Name                                       3 - CNPJ
00327-1                      CIA FORCA E LUZ CATAGUAZES LEOPOLDINA                    19.527.639/001-58
---------------------------- -------------------------------------------------------- ----------------------------------------------

SUBSIDIARY / AFFILIATE

------------------------------------------------------------------------------------------------------------------------------------
Corporate Name
CAT-LEO ENERGIA S/A
------------------------------------------------------------------------------------------------------------------------------------

18.01 - INCOME STATEMENT OF SUBSIDIARY/AFFILIATE (THOUSAND REAIS)

------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
1-CODE              2 - DESCRIPTION                                    3-01/01/2004      4-01/01/2004   5-01/01/2003    6-01/01/2002
                                                                      to 03/31/2004     to 03/31/2004  to 03/31/2003   to 03/31/2003
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.01                Gross revenue from sales/services                        19,505            19,505         12,659          12,659
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.02                Deductions from gross revenue                           (1,243)           (1,243)          (626)           (626)
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.02.01             Social contributions (PIS/COFINS/ISS)                   (1,243)           (1,243)          (626)           (626)
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.03                Net revenue from sales/services                          18,262            18,262         12,033          12,033
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.04                Cost of goods/services sold                             (7,865)           (7,865)        (5,804)         (5,804)
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.04.01             Personnel                                                 (182)             (182)          (316)           (316)
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.04.02             Material                                                   (35)              (35)           (15)            (15)
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.04.03             Services rendered by third parties                        (343)             (343)          (256)           (256)
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.04.04             Natural Gas                                             (4,188)           (4,188)        (3,393)         (3,393)
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.04.05             Electric power transportation charge                    (2,208)           (2,208)          (909)           (909)
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.04.06             Depreciation and amortization                           (1,349)           (1,349)          (878)           (878)
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.04.07             Other expenses                                              440               440           (37)            (37)
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.05                Earnings before interest and taxes (EBIT)                10,397            10,397          6,229           6,229
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.06                Other Operating expenses/revenues                       (3,481)           (3,481)            238             238
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.06.01             Sales                                                         0                 0              0               0
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.06.02             General and administrative                                    0                 0              0               0
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.06.03             Financial results                                       (3,481)           (3,481)            238             238
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.06.03.01          Financial revenue                                           712               712          1,059           1,059
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.06.03.02          Financial expenses                                      (4,193)           (4,193)          (821)           (821)
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.06.04             Other operating revenue                                       0                 0              0               0
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.06.05             Other operating expenses                                      0                 0              0               0
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.06.06             Equity income result                                          0                 0              0               0
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.07                Operating income                                          6,916             6,916          6,467           6,467
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.08                Non-operating income                                          6                 6              1               1
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.08.01             Revenue                                                       6                 6              1               1
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.08.02             Expenses                                                      0                 0              0               0
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.09                Income before Tax/profit-sharing                          6,922             6,922          6,468           6,468
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.10                Provision for income tax and social contribution        (1,152)           (1,152)        (2,168)         (2,168)
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------
3.11                Deferred income tax                                           0                 0              0               0
------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------

------------------- ------------------------------------------------- -------------- ----------------- -------------- --------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                         03/31/2004             Corporate Legislation
ITR - QUARTERLY INFORMATION
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

---------------------------- ----------------------------------------------------------- -------------------------------------------
1 - CVM Code                 2 - Corporate Name                                          3 - CNPJ
00327-1                      CIA FORCA E LUZ CATAGUAZES LEOPOLDINA                       19.527.639/0001-58
---------------------------- ----------------------------------------------------------- -------------------------------------------

SUBSIDIARY / AFFILIATE

------------------------------------------------------------------------------------------------------------------------------------
Corporate Name
CAT-LEO ENERGIA S/A
------------------------------------------------------------------------------------------------------------------------------------

18.01 - INCOME STATEMENT OF SUBSIDIARY/AFFILIATE (THOUSAND REAIS)


------------------- --------------------------------------------- ---------------- --------------- ---------------- ----------------
1-CODE              2 - DESCRIPTION                                  3-01/01/2004    4-01/01/2004     5-01/01/2003     6-01/01/2002
                                                                    to 03/31/2004   to 03/31/2004    to 03/31/2003    to 03/31/2003
------------------- --------------------------------------------- ---------------- --------------- ---------------- ----------------
3.12                Profit sharing/statutory contributions                     0               0                0                0
------------------- --------------------------------------------- ---------------- --------------- ---------------- ----------------
3.12.01             Profit sharing                                             0               0                0                0
------------------- --------------------------------------------- ---------------- --------------- ---------------- ----------------
3.12.02             Contributions                                              0               0                0                0
------------------- --------------------------------------------- ---------------- --------------- ---------------- ----------------
3.13                Reversion of interest on capital                           0               0                0                0
------------------- --------------------------------------------- ---------------- --------------- ---------------- ----------------
3.15                Net income /loss                                       5,770           5,770            4,300            4,300
------------------- --------------------------------------------- ---------------- --------------- ---------------- ----------------
                    SHARE NUMBER EX-TREASURY (THOUSAND)                   58,151          58,151           58,151           58,151
------------------- --------------------------------------------- ---------------- --------------- ---------------- ----------------
                    EARNINGS PER SHARE                                   0,09922         0,09922          0,07395          0,07395
------------------- --------------------------------------------- ---------------- --------------- ---------------- ----------------
                    LOSS PER SHARE
------------------- --------------------------------------------- ---------------- --------------- ---------------- ----------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                                  Corporate Legislation
ITR - QUARTERLY INFORMATION                 03/31/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION



------------------------------------------------------------------------------------------- ----------------------------
                     00327-1 CIA FORCA E LUZ CATAGUAZES - LEOPOLDINA                            19.527.639/0001-58
------------------------------------------------------------------------------------------- ----------------------------

------------------------------------------------------------------------------------------------------------------------
18.02 - COMMENT ON THE PERFORMANCE OF THE SUBSIDIARY / AFFILIATE COMPANY
------------------------------------------------------------------------------------------------------------------------

See comments on the performance of the parent company.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                                  Corporate Legislation
ITR - QUARTERLY INFORMATION                 03/31/2004
COMMERCIAL, INDUSTRIAL AND OTHER BUSINESS CORPORATION

01.01 - IDENTIFICATION

---------------------------- ---------------------------------------------------------- ------------------------------
1 - CVM Code                 2 - Corporate Name                                         3 - CNPJ
00327-1                      CIA FORCA E LUZ CATAGUAZES LEOPOLDINA                      19.527.639/0001-58
---------------------------- ---------------------------------------------------------- ------------------------------

                                                        TABLE OF CONTENTS

--------- ------ --------------------------------------------------------------------------------------------- -------
GROUP     ITEM   DESCRIPTION                                                                                   PAGE
--------- ------ --------------------------------------------------------------------------------------------- -------
   01      01    IDENTIFICATION                                                                                  1
--------- ------ --------------------------------------------------------------------------------------------- -------
   01      02    HEAD-OFFICES                                                                                    1
--------- ------ --------------------------------------------------------------------------------------------- -------
   01      03    DIRECTOR OF INVESTOR'S RELATIONS (Address for correspondence with the Company)                  1
--------- ------ --------------------------------------------------------------------------------------------- -------
   01      04    ITR REFERENCE                                                                                   1
--------- ------ --------------------------------------------------------------------------------------------- -------
   01      05    COMPOSITION OF THE SHARE CAPITAL                                                                2
--------- ------ --------------------------------------------------------------------------------------------- -------
   01      06    COMPANY'S CHARACTERISTICS                                                                       2
--------- ------ --------------------------------------------------------------------------------------------- -------
   01      07    COMPANIES NOT INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS                                 2
--------- ------ --------------------------------------------------------------------------------------------- -------
   01      08    CASH GAINS DELIBERATED AND / OR PAID DURING AND AFTER THE QUARTER                               2
--------- ------ --------------------------------------------------------------------------------------------- -------
   01      09    SUBSCRIBED CORPORATE CAPITAL AND CHANGES IN THE FISCAL PERIOD IN COURSE                         3
--------- ------ --------------------------------------------------------------------------------------------- -------
   01      10    MANAGER OF INVESTOR'S RELATIONSHIP                                                              3
--------- ------ --------------------------------------------------------------------------------------------- -------
   02      01    BALANCE SHEET-ASSETS                                                                            4
--------- ------ --------------------------------------------------------------------------------------------- -------
   02      02    BALANCE SHEETS-LIABILITIES                                                                      5
--------- ------ --------------------------------------------------------------------------------------------- -------
   03      01    INCOME STATEMENT                                                                                6
--------- ------ --------------------------------------------------------------------------------------------- -------
   04      01    EXPLANATORY NOTES                                                                               8
--------- ------ --------------------------------------------------------------------------------------------- -------
   05      01    COMMENTARY ON THE COMPANY'S PERFORMANCE IN THE QUARTER                                          25
--------- ------ --------------------------------------------------------------------------------------------- -------
   06      01    CONSOLIDATED BALANCE SHEET-ASSETS                                                               29
--------- ------ --------------------------------------------------------------------------------------------- -------
   06      02    CONSOLIDATED BALANCE SHEET-LIABILITIES                                                          30
--------- ------ --------------------------------------------------------------------------------------------- -------
   07      01    CONSOLIDATED INCOME STATEMENTS                                                                  32
--------- ------ --------------------------------------------------------------------------------------------- -------
   08      01    COMMENTS ON THE COMPANY'S PERFORMANCE IN THE QUARTER                                            34
--------- ------ --------------------------------------------------------------------------------------------- -------
   09      01    INTEREST IN SUBSIDIARIES / AFFILIATES                                                           35
--------- ------ --------------------------------------------------------------------------------------------- -------
   10      01    CHARACTERISTICS OF THE PUBLIC OR PRIVATE ISSUE OF DEBENTURES                                    36
--------- ------ --------------------------------------------------------------------------------------------- -------
   16      01    OTHER INFORMATION CONSIDERED RELEVANT BY THE COMPANY                                            42
--------- ------ --------------------------------------------------------------------------------------------- -------
   17      01    REPORT OF THE SPECIAL REVISION                                                                  43
--------- ------ --------------------------------------------------------------------------------------------- -------
                                            CIA. DE ELETRICIDADE DE NOVA FRIBURGO
--------- ------ --------------------------------------------------------------------------------------------- -------
   18      01    INCOME STATEMENT OF THE SUBSIDIARY/AFFILIATE                                                    45
--------- ------ --------------------------------------------------------------------------------------------- -------
   18      02    COMMENTS ON THE PERFORMANCE OF THE SUBSIDIARY/AFFILIATE                                         47
--------- ------ --------------------------------------------------------------------------------------------- -------
                                                        ENERGISA S.A.
--------- ------ --------------------------------------------------------------------------------------------- -------
   18      01    INCOME STATEMENT OF THE SUBSIDIARY/AFFILIATE                                                    48
--------- ------ --------------------------------------------------------------------------------------------- -------
   18      02    COMMENTS ON THE PERFORMANCE OF THE SUBSIDIARY/AFFILIATE                                         50
--------- ------ --------------------------------------------------------------------------------------------- -------
                                                     CAT-LEO ENERGIA S.A.
--------- ------ --------------------------------------------------------------------------------------------- -------
   18      01    INCOME STATEMENT OF THE SUBSIDIARY/AFFILIATE                                                    51
--------- ------ --------------------------------------------------------------------------------------------- -------
   18      02    COMMENTS ON THE PERFORMANCE OF THE SUBSIDIARY/AFFILIATE                                         53
--------- ------ --------------------------------------------------------------------------------------------- -------